NBL

noble energy

Energizing the World, Bettering People's Lives®

ANALYST CONFERENCE

December 17, 2013

Forward-looking Statements and Other Matters

This presentation contains certain "forward-looking statements" within the meaning of the federal securities law. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may," and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. They include estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's business that are discussed in its most recent Form 10-K and in other reports on file with the Securities and Exchange Commission. These reports are also available from Noble Energy's offices or website, http://www.nobleenergyinc.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.

This presentation also contains certain historical and forward-looking non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy's overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please also see Noble Energy's website at http://www.nobleenergyinc.com under "Investors" for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures. The GAAP measures most comparable to the forward-looking non-GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort.

The Securities and Exchange Commission requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We use certain terms in this presentation, such as "discovered unbooked resources", "resources", "risked resources", "recoverable resources", "unrisked resources", "unrisked exploration prospectivity" and "estimated ultimate recovery" (EUR). These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy's offices or website, http://www.nobleenergyinc.com.

NBL

Agenda

December 17, 2013 Analyst Conference

- **Company Overview**
- **Operations Summary**
- **Financial Review**
- **U.S. Onshore**
  - DJ Basin
  - Marcellus
- **Break**

Chuck Davidson
Chairman and CEO

Dave Stover
President and COO

Ken Fisher
Executive Vice President and CFO

Gary Willingham
Senior Vice President

Dan Kelly
Vice President

Donnie Moore
Vice President

NBL

Agenda

December 17, 2013 Analyst Conference

- **Global Deepwater** — **Susan Cunningham**, *Senior Vice President*
  - Gulf of Mexico
  - West Africa
- **Eastern Mediterranean** — **Keith Elliott**, *Senior Vice President*
- **Exploration** — **Mike Putnam**, *Vice President*
- **Closing Remarks / Q&A** — **Chuck Davidson**

NBL

Company Overview

Chuck Davidson

Chairman and CEO

Noble Energy

Unique design and execution delivering a unique future

- **Extending an Outstanding Growth Agenda**
  - 2018 production more than 2X 2013* and 3X 2011*
  - 96% of 2018 production from existing discoveries and development programs
  - Growing volumes AND returns
- **Diversified Portfolio Provides Exceptional Optionality**
  - Growing inventory of ultra-high return opportunities
  - U.S. unconventional, global deepwater and exploration all play material roles
- **7.5 BBoe Proved Reserves and Discovered Unbooked Resources Fueling Growth**
- **Industry-leading Exploration Capability Provides Material Upside**
- **Financial and Organizational Capacity in Place to Deliver**



*Adjusted for divestitures and exchanges

NBL

Positioned For Enduring Growth

Getting the portfolio, processes and people right

☑ Diversified and Rebalanced the Portfolio

- Strengthen U.S. position with more lower-risk onshore assets
- International / U.S. closer to 50/50

☑ Reduced Risk

- Less near-term growth from exploration
- Lengthen reserve life in U.S. to reduce reinvestment risk
- Complement organic programs with acquisitions
- Get the debt down!

☑ Built Best-in-class Processes

- Exploration redesigned to capture material opportunities
- Project execution enhanced to deliver sustainable results
- A culture of capital and financial discipline

☑ Enhanced Leadership and Technical Staff

☑ Established the Long-term Vision

Accomplishments Since 2012 Analyst Conference

Continuing to build on success

- **Delivered Three Major Projects**
  - Tamar producing 2.5 years from sanction
  - First production from Alen, 6 months ahead of plan
  - First Integrated Development Plan (IDP) at Wells Ranch in DJ Basin
- **Six New Major Projects Sanctioned Internally**
  - Keota, East Pony IDP, Big Bend, Gunflint, Tamar SW and Tamar expansion
- **Exploration Discoveries Continue Building the Future**
  - Troubadour, Dantzler, Karish and Tamar SW
  - Nevada looking encouraging
- **Discovered Unbooked Resources Up Over 25%**
- **Continued To Enhance Portfolio**
  - Executed material acreage exchange in DJ Basin
  - Ongoing non-core divestitures
- **Industry-leading Safety Performance**
- **Robust Balance Sheet and Liquidity* Supporting High-return Growth**

*Term defined in appendix

Noble Energy's Vision – Looking Ahead

What is it that we want to make happen? And how?

- **A Company that is Highly Successful in All Ways … Delivering its Purpose**
  - Energizing the World, Bettering People's Lives
- **A Company that Remains True to its Values**
- **A Company that Everyone Wants to be Associated With**
  - Investors, employees, customers, suppliers, partners, public, governments and communities
- **A Company that has Not Only Accomplished Amazing Things, but has an Incredibly Bright Future**
- **A Company that Does Not Accept Limits, Instead Believes in Limitless Possibility**

Transformational Production Growth

Deep investment inventory driving multi-year, double-digit growth


MBoe/d
700
525
350
175
0
220%
18% CAGR
15%
17%
18%
629
2011*
2012*
2013*
2014
2018
PF Actuals / 2013 Analyst Conference
2012 Plan
2011 Plan

* 2011 - 2013 volumes adjusted for divestitures and exchanges

Key Outcomes by 2018

Delivering superior operational and financial performance

Discretionary Cash Flow*


$ B
10
8
6
4
2
0
8.3
7.4
2013
2014
2017
(2012 AC)
2018

Proved Reserves


BBoe
3
2
1
0
2.9
2.6
2012
2016
(2012 AC)
2017

Net Production


MBoe/d
800
600
400
200
0
629
540
2013
2014
2017
(2012 AC)
2018

Return on Average Capital Employed*


20%
15%
10%
5%
0%
17%
17%
2013
2017
(2012 AC)
2018

*Term defined in appendix. See appendix for referenced price case

NBL

Debt-adjusted* and Balance Sheet-adjusted* Growth

A premier plan that continues to deliver

Compound Annual Growth Rate


Production Growth
10%
15%
18%
19%
16%
2010 - 2015
2011 - 2016
2012 - 2017
2013 - 2018
2013 - 2018
Debt-adjusted per Share
Balance Sheet-adjusted
Cash Flow Growth
18%
22%
24%
22%
19%
2010 - 2015
2011 - 2016
2012 - 2017
2013 - 2018
2013 - 2018
Debt-adjusted per Share
Balance Sheet-adjusted

	Year	5-Year Plan Period	Debt-adjusted	Balance Sheet-adjusted
Analyst Conference	2010	'10 – '15		N/A
	2011	'11 – '16		N/A
	2012	'12 – '17		N/A
	2013	'13 – '18		

*Term defined in appendix. See appendix for referenced price case

NBL

5-Year Balance Sheet-adjusted Growth Metrics

Top performer in value-driven production growth



Production Growth*
NBL
2013-18
15%
NBL
20%
10%
0%
-10%
-20%
-30%
-20%
-10%
0%
10%
20%
30%
Stock Return: 2007-12 CAGR
BA Production Growth: 2008-13 CAGR



Cash Flow Growth
NBL
2013-18
19%
NBL
20%
10%
0%
-10%
-20%
-30%
-20%
-10%
0%
10%
20%
Stock Return: 2007-12 CAGR
BA Cash Flow Growth: 2008-13 CAGR

Source: Barclays June 2013

Companies: APA, APC, CNQ, DVN, EOG, NBL, NFX, OXY, PXD, RRC, SWN, TLM, UPL

*Production converted at 20:1 (gas:oil) and 8:1 (gas:NGLs)

Today's Energy Environment

U.S. energy security well within reach

- **Technology and Innovation Unlocking Energy Resources and Fueling Energy Renaissance in America**
- **Public Must be Assured Development Can be Conducted Safely and Responsibly**
- **Performance Standards Will Go Up**
  - Water management (recycling and monitoring)
  - Disclosure (Frac Focus)
  - Emissions standards (draft Colorado air regs)
- **We Do Not Need to Choose Between Energy and Environment**
  - We can have clean air, clean water AND the many benefits of America's energy resources

Noble Energy … Unique by Design

Conference themes

UNIQUE.
BY DESIGN.

Unique **Purpose**

Unique **Strategy**

Unique **Assets**

Unique **Execution**

Unique **Growth**

Unique **Results**

Unique **Future**

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Operations Summary

Dave Stover

President and COO

Global Operations

Unique combination to deliver differential performance

- **Asset Portfolio of a Major**
  - Focus on 5 core areas – 3 operational regions
  - Scale with running room
- **Execution of a Large Independent**
  - Four major projects delivered on schedule
  - Managing over $7 B in gross investment in 2014
- **Growth of a Small Independent**
  - Extending 18% production growth rate another year
  - Enhancing visibility of long-term growth options
- **Establishing Operational Leadership in All Areas**



NBL

Operational Leadership

Setting new standards for industry performance

- **Leading Safety Record**
- **Constructing First Colorado LNG Facility to Fuel NBL Operations**
- **Participated with NGO to Develop Colorado Air Emissions Standard**
- **Led Industry Deepwater GOM Capping Stack Deployment Exercise**
- **Conducted First Israel Response and Deployment Exercise**





2012 Total Recordable Incident Rate (per 100 employees)


1.05
0.49
NBL
Industry Avg*

*American Exploration & Production Council 2012

NBL

Living Our Purpose

Bettering people's lives where we work and live



Riaba Cruces School Inauguration (EG)


McNinch Elementary

After-school Program (Marcellus)



Madatech Science Park (Israel)



Food Bank (Houston)


UNDERNEATH, I'M ACTUALLY GREEN.

CNG-fueled School Buses (DJ Basin)

Enhancing Capital Efficiency and Returns

$1 B savings over 5 years

- **Ongoing Portfolio Management**
- **Aligning Core Businesses**
  - Applying learnings and best practices
- **Continuing to Deliver Efficiencies**
  - Integrated Development Plans
  - Infrastructure funding
- **Accessing Existing Deepwater Infrastructure**
  - Accelerating startups at lower cost
- **Using Global Procurement and Processes**
  - Leverage $7 - 10 B annual gross spend
- **Leveraging Returns through Partnerships and Joint Ventures**

Best-in-Class Project Execution

Process delivering repeatable results

- Exploration, Appraisal, Development and Operations Integrated Early
- NBL, Partners, Contractors and Consultants Aligned from Project Initiation
- Function Test each Facility Segment as Completed

Wells Ranch CPF

- First onshore Integrated Development Plan





Aseng

- Startup 7 months early
- Reached full production rate in 5 days

Tamar

- 2.5 years from project sanction to first gas
- Nearly 100% run time





Alen

- Startup 6 months early
- Major offshore processing facility

NBL

Core Assets Fitting Together

Each area contributing to the overall portfolio

DJ Basin
- Over 600 K net acres in premier U.S. crude oil play
- Expanding resource and accelerating growth

Exploration
- Discovered 3 BBoe of net resources
- Testing 850 MMBoe net risked resources through 2015

Marcellus Shale
- Over 300 K net acres in leading U.S. natural gas play
- Growth driver while enhancing returns

noble energy

Eastern Mediterranean
- Huge, long-life, low-cost asset base
- Increasing options to create value

Deepwater GOM
- Four discoveries for development
- Impactful exploration running room

West Africa
- High-margin production, premium-priced oil
- Leveraging regional knowledge to expand position

A Closer Look at 2014

Delivering growth and investing for the future

- **Double-digit Production Growth Continues**
  - DJ up 28%*, Marcellus up 90%
  - Israel up 15%
- **Preparing and Investing for Future Growth**
  - Accelerating U.S. onshore developments
  - Developing our next phase of major projects
- **Increasing Optionality of Eastern Mediterranean Gas**
  - Growing Israel domestic market
  - Executing contracts
  - Scoping LNG – floating and onshore
- **Maintaining High-impact, Strategic Exploration Program**

*Adjusted for divestitures and exchanges

NBL

2014 Capital Outlook
Investing in long-term sustainable growth

- **Expanding DJ Basin and Marcellus Shale Horizontal Programs**
  - Allocating nearly 70% to high-return U.S. Onshore developments
  - Increasing facilities investment for long-term value
- **Offshore Investment Focused on Major Project Delivery and Material Exploration**

$4.8 Billion


Other
Cap Interest
New Ventures
Eastern Med.
West Africa
DJ Basin
Marcellus
DW GOM

U.S. Onshore Allocation


Other
Facilities
Drilling and Completion

NBL

2014 Volumes

Year-over-year increase of 18%


MBoe/d
350
280
210
140
70
0
Growth
302 - 322
Adjustments for Property Sales Exchanges
DJ Basin Marcellus Israel
2013
2013 Adjusted
2014


2014 Production
Eastern Med.
Other
DJ Basin
West Africa
Marcellus
DW GOM

Note: From continuing operations

NBL

Crude Oil Volume Growth

Up over 100% in 3 years



MBbl/d
Over 45% Priced at Brent or LLS
150
120
90
60
30
0
+52%
+13%
+16%
2011
2012
2013
2014

Note: From continuing operations

NBL

Net Risked Resources

Increasing predictability and transparency of growth



2013 Net Risked Resources*
10.4 BBoe
New Play Types
Proved
Core Area Expl.
Discovered Unbooked



Discovered Unbooked Resources
49% CAGR
0.9
1.3
3.3
5.1
6.4
2008
2010
2011
2012
2013
U.S. Onshore
Global Deepwater

*Term defined in appendix

Organic Cash Capital* Outlook

Improving the plan through disciplined investment allocation

- **2014 - 2018 Capital Down $1 B vs. 2012 Analyst Conference**



$ B
8
6
4
2
0
2014
2015
2016
2017
2018
2012 Analyst Conference
2013 Analyst Conference

2014 - 2018
By Core Area



Other
Eastern Med.
West Africa
DW GOM
DJ Basin
Marcellus

By Type



Exploration
Other
Onshore Facilities
Offshore Projects
Onshore Drilling and Completion

* Term defined in appendix

NBL

Production Outlook

Delivering growth by executing the plan



MBoe/d
700
525
350
175
0
2013
2014
2015
2016
2017
2018
18% CAGR
629 MBoe/d
4%
19%
60%
17%
Base
Onshore Horizontal
Offshore Projects
Exploration

*Base includes assets brought online through 2013. Remaining non-core divestitures assumed to occur in 2014

NBL

Discretionary Cash Flow* Outlook

Low-risk project base drives material and sustainable cash flow growth

2014


Eastern Med.
Other
West Africa
DJ Basin
DW GOM
Marcellus

2018


Eastern Med.
Other
West Africa
DJ Basin
DW GOM
Marcellus

- **Annual Cash Flow Grows $1 B Per Year Beginning 2015**


$ B
10
8
6
4
2
0
2014
2015
2016
2017
2018

* Term defined in appendix

NBL

Global Operations Summary

Creating a unique future

- **Extending Production Growth Rates**
  - 2014 production increases 18%*
  - Five year CAGR 18% through 2018
- **Reducing Capital Requirements**
  - $1 B over the next 5 years
- **Enhancing Confidence in Long-term Growth**
  - Discovered unbooked resources represent around 60 years of current production
- **Exploring for the Next Core Area**
- **Demonstrating Leadership in All Areas**


HEEREMA
THIALF

*Adjusted for divestitures and exchanges

Financial Review

Ken Fisher

Executive Vice President and CFO

NBL

Financial Framework

Ensuring delivery of value, mitigating downside risks

- **Balance Sheet and Liquidity* to Support High-return Growth**
  - Robust capacity to address volatility and risk
- **Capital Discipline … Portfolio Managed for Returns and Value**
- **Commitment to Investment Grade Rating and Competitive Dividend**
- **Proactive and Comprehensive Risk Management**
  - Enterprise risk management
  - Cash Flow at Risk (CFAR)* analysis
  - Commodity hedging
  - Insurance program
  - Global compliance program



* Term defined in appendix

NBL

Financial Position

Remain well positioned with full flexibility

- **$4.1 Billion of Liquidity***
  - $0.9 B cash
  - $3.2 B unused revolver
- **Net Debt-to-Capital: 29%**
  - Total debt of $4.6 B
- **Investment Grade (IG) Rating with Stable Outlook**
  - Moody's: Baa2
  - S&P: BBB
- **Fourth Quarter 2013 Activities**
  - Credit facility extended to 2018
  - $1 B 30-year bond offering at 5.25% coupon



$ MM
Well Managed Maturity Profile
1,500
1,200
900
600
300
0
2014
2015
2016
2017
2018
2019
2020
2021
2022+
Bonds
Revolver



Leverage vs. Peers*
Debt-to-cap Ratio
34%
40%
32%
NBL
Peers
IG Peers
Net Debt-to-cap Ratio
29%
36%
28%
NBL
Peers
IG Peers

Note: Financial position and peer data as of 3Q 2013

* Term defined and peers listed in appendix

NBL

Portfolio Management

Repositioned portfolio to deliver superior results

- **$2.1 B of Non-core Divestment Proceeds**
- **$1.6 B of High-impact Core Area Acquisitions**
- **Focused Investment in High-return Core Areas**
- **Balance Sheet Remains Strong**
- **Additional Non-core Divestment Proceeds Potential**



$ B
2
1
0
(1)
(2)
U.S. Onshore
DJ Basin
Ecuador
Marcellus
U.S. Onshore, North Sea
U.S. Onshore
2010
2011
2012
2013
Divestment
Acquisition

NBL

ROACE* Evolution

High-margin core area investments driving corporate returns

Noble Energy


10%
17%
2013
2018


2013
2018

Eastern Med

- Tamar expansion leverages existing infrastructure
- Contractual price escalation


2013
2018

DJ Basin

- High-return horizontal program, depletion of legacy vertical capital
- EURs, D&C and infrastructure efficiencies


2013
2018

West Africa

- Maturing legacy assets


Other
DJ Basin
Eastern
Med.
Marcellus
West
Africa
DW

Capital Spending
2014 - 2018


2013
2018

Marcellus

- Purchase accounting
- EURs, D&C and infrastructure efficiencies
- Includes capital carry


2013
2018

DW GOM

- Consistent strong returns
- New major project sanctions

*Term defined in appendix. Note: Commodity price premises impact returns

NBL

NBL Dividend

Commitment to competitive payout

- **Over Last Decade, Dividend per Share Growth Leads Peer Group with 29% CAGR**
- **Payout Ratio Also Compares Favorably to Peer Group**


10-Year Dividend Growth
Per Share vs. Peers*
30%
20%
10%
0%
(10)%
Investment Grade
Peers
Non-Investment Grade
Peers
N/A
N/A
N/A
N/A
NBL
A
B
C
D
E
F
G
H
I
J
K
L
M
N


Dividend Payout Ratio
9%
6%
3%
0%
2002
2004
2006
2008
2010
2012
NBL
Peers*

*Peers listed in appendix

Note: N/A = No dividend paid

NBL

Exploration and Production Risk Universe

Employing a proactive and comprehensive risk management approach

Operational

Strategic and Reputational



Financial

Compliance, Regulatory and Public Policy

"Grey Swans"

- **Enterprise Risk Management**
- **Cash Flow at Risk* Analysis**
- **Commodity Hedging Program**
- **Insurance Program**
- **Credit Risk Management**
- **Global Compliance Program**
- **Government and Community Relations Initiatives**
- **Risk Mitigation Workshops**

* Term defined in appendix

Cash Flow at Risk* Commodity Price Stress Test

Well positioned to address range of potential outcomes

Cash Flow from Operations 2014 - 2016

Cumulative distribution of Monte Carlo simulation



5th Percentile Downside
NBL Plan
100%
75%
50%
25%
0%
$2.5 B
$10.9 B
$13.4 B

	Plan Premise (2014 / 2015 / 2016)	P90 – P10 3 Year Averages	P5 Downside 3 Year Average
WTI	$95 / $90 / $90	$78.90 - $108.70	$75.80
Brent	$100 / $95 / $95	$81.70 - $111.50	$78.60
Henry Hub	$3.75 / $4.25 / $4.50	$3.30 - $4.90	$3.20

- **Plan at the 50th Percentile**
- **5th Percentile Downside is $2.5 B lower**

- **Minimal Risk of Breaching Key Debt Metrics**
  - **FFO* / Debt < 35%: 0.1% likelihood**
  - **Debt / EBITDAX > 2.0: 6.0% likelihood**

* Term defined in appendix

NBL

Commodity Hedging Program Results

Protecting value ... effective stop loss for crisis scenario


$ MM
500
400
300
200
100
0
(100)
2008
2009
2010
2011
2012
2013
Commodity prices indexed to January 2008
Hedge Settlements
Brent
WTI
Henry Hub

Note: Excludes hedge settlements related to the Patina, USX and PetroCanada acquisitions and the Dumbarton Project.

NBL

Commodity Hedging Program Positions

Ensures near-term cash flow predictability … well hedged for 2014 and 2015

- **Management Discretion to Hedge Production for the Current Plus Two Calendar Years**
- **Strong Program Governance, Oversight and Controls**



Global Oil
2014
2015
62%
35%
35%
9%
NBL
Peers*
NBL
Peers*

NBL Global Oil Hedging			
Year	WTI Plan Premise	Average Floor	Average Ceiling
2014	$95	$94.92	$99.34
2015	$90	$90.41	$95.39



U.S. Gas
2014
2015
54%
31%
30%
11%
NBL
Peers*
NBL
Peers*

NBL U.S. Gas Hedging			
Year	HH Plan Premise	Average Floor	Average Ceiling
2014	$3.75	$3.85	$4.83
2015	$4.25	$4.28	$4.77

*Peers listed in appendix. Note: Peer hedging as of 3Q 2013; production estimates from Bloomberg

Potential "Grey Swans"

Effectively mitigated by hedging, insurance and liquidity



Incident	Duration	Probability	Severity	Velocity
IDC Tax Change	Forward 3 Years	20%	High	1 Year
FPSO Outage and Replacement	3 Years	1-2%	High	1 Day
Platform Outage and Replacement	3 Years	1-2%	High	1 Day
Commodity Price Downside	1 Year	5%	Medium	1 Year
Host Facility Business Interruption	3 Years	1-2%	Medium	1 Day
Major Customer Bankruptcy	Forward	1-2%	Low	1 Day


NBL Net Cash Flow Exposure ($ B)
0
1
2
Liquidity*
Insurance
Hedging

* Term defined in appendix

NBL

Global Insurance Program

Comprehensive coverages focused on key risks

- **Broad Global Coverage Through Oil Insurance Limited (O.I.L.) and Commercial Markets**
  - Operating assets
  - Assets under construction
  - Well control
  - Cargo
  - Pollution liability
- **Third-party Liability Worldwide**
- **Business Interruption for Major Producing Assets**
- **Political Violence and Terrorism**
- **Customer Receivables Credit Program**



Insurance Limits
$ B
2.0
1.5
1.0
0.5
0.0
2012
2013
EG / Israel Offshore BI
Political Violence
Liability
EG Onshore BI
Property / OEE
Credit Program
EG Offshore BI
Israel Offshore BI
GOM Offshore CBI

BI = Business Interruption
OEE = Owner's Extra Expense
CBI = Contingent Business Interruption

NBL

Corporate Structure

Flexibly positioned to meet future financing needs

- **Updated to Facilitate Tax Efficient, Global Intercompany Financing**
  - Increases flexibility
  - Provides alternative options for new country entries
  - Credit facility amended to include international subsidiary borrowing capability
- **Utilization of International Tax Treaties Allows for Tax Efficient International Cash Movement**
- **Access to Bilateral Investment Treaties Adds Legal Certainty to Foreign Direct Investment**

Cash Flow Outlook

Growing cash flows support investment program

- **Discretionary Cash Flow Growing $1 B Per Year**
  - 5-year CAGR of 19%
- **Exceeds Cash Capital Beginning in 2016**



$ B
10
8
6
4
2
0
2013
2014
2015
2016
2017
2018
Discretionary Cash Flow*
Organic Cash Capital*

* Term defined in appendix

Financial Projections

Maintaining metrics well within investment grade range



Debt-to-Capital
50%
40%
30%
20%
10%
0%
2013
2014
2015
2016
2017
2018
Incremental Debt-to-Cap Due to Liquidity Target
Net Debt-to-Cap
Debt-to-Cap



FFO* / Total Debt*
140%
120%
100%
80%
60%
40%
20%
0%
2013
2014
2015
2016
2017
2018
S&P Threshold (35%)

*Term defined in appendix

Living Our Purpose

Finance / IT team impacting Houston, Denver and Ardmore communities


Harrel Park Community
noble energy


noble energy
is in the house!


noble energy





NBL

Financial Action Plan

Strength to deliver value


FPSO ASENG

- **Maintain Robust Balance Sheet and Liquidity* Levels to Support Growth**
  - Ensure flexibility to address evolving business needs
- **Manage Portfolio for Returns and Value**
  - Disciplined capital allocation
  - Non-core property divestitures
  - Eastern Mediterranean strategic partner
- **Maintain Conservative Financial Position and Investment Grade Rating**
- **Ensure Competitive Dividend**
- **Continue Proactive and Comprehensive Risk Management**
- **Remain Well Positioned to Fund the Future**

*Term defined in appendix

U.S. Onshore

Gary Willingham

Senior Vice President

NBL

U.S. Onshore

Overview

- **Built on Core Growth Assets and New Ventures**
  - DJ Basin
  - Marcellus
  - Nevada (Wilson)
  - Legacy assets
- **5.5 BBoe of Net Risked Resources of High Quality, High Margin Assets**
  - Expect over $40/BOE in pre-tax operating cash flow* over next 5 years
  - Generating $4 - 8 MM BT NPV per well drilled
  - BT returns ranging from 30% to over 100%
- **27% Production CAGR through 2018**
  - Delivered 27% CAGR since 2011**



DJ Basin
Marcellus
Core Areas
New Ventures
Legacy Assets

Area	Net Acreage	Net Production	Net Risked Resources	Operated Activity
DJ Basin	609,000	96 MBoe/d	2.6 BBoe	9 rigs
Marcellus	305,000	204 MMcfe/d	13 Tcfe	5 rigs
Other	~1.2 MM	12 MBoe/d	0.7 BBoe	1 rig
Total	**2.1 MM**	**142 MBoe/d**	**5.5 BBoe**	**15 rigs**

* Term defined in appendix

**Adjusted for divestitures

NBL

One U.S. Onshore Design

Built to leverage shared learnings and drive efficiencies

- **Resource Play Assessment and Exploitation**
  - Subsurface modeling
  - Downspacing and multiple horizon targeting
  - Flowback / production optimization to maximize recovery
- **Operational Excellence**
  - Drilling efficiencies
  - Completion technology
  - SIMOPs application
  - LNG / CNG utilization
- **Integrated Development Planning (IDP)**
  - Applying major project practices
  - Maximizing efficiencies and value
  - Minimizing footprint and impact



NBL

U.S. Onshore Resources

5.5 BBoe of net risked resources in some of the best onshore resource plays

Net Risked Resources
5.5 BBoe


Other
DJ Basin
Marcellus

By Category


Exploration
Proved
Discovered Unbooked

Credit Suisse Basin ROR Rankings


80%
70%
60%
50%
40%
30%
20%
10%
0%
Niobrara - Wattenberg
Marcellus – SW Liquids Rich
Marcellus – SW Dry
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Basin Rankings

Source: Credit Suisse – 10/1/13

NBL

Net Production Growth

Early days of a tremendous story

▶ **Increased 90% Over the Last 3 Years**



MBoe/d
150
125
100
75
50
25
0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
DJ Basin
Marcellus
Other

▶ **Expect to Increase 230% Over Next 5 Years**



MBoe/d
500
450
400
350
300
250
200
150
100
50
0
2013
2014
2015
2016
2017
2018
DJ Basin
Marcellus
Other

Note: Adjusted for divestitures

NBL

Capital and Cash Flow Growth

Operating cash flow exceeds capital by 2016

- **Operating Cash Flow Keeping Pace with Production Growth**
- **Exceeds Capex by $1.6 B Over the 5 Year Period**



BT Operating Cash Flow *
$ B
7
6
5
4
3
2
1
0
2.7X
2014
2015
2016
2017
2018



Organic Cash Capital*
$ B
7
6
5
4
3
2
1
0
2014
2015
2016
2017
2018

* Term defined in appendix

NBL

U.S. Onshore Operating Strategy

Designed to deliver, again and again

- **Leverage Organization to Accelerate Breakthroughs in Unlocking Resource Value**
- **Build on Strategic Relationships to Accelerate Development**
- **Create New Core Areas and Optimize the Portfolio**
- **Lead the Industry in Environmental Stewardship**



NBL

DJ Basin

Gary Willingham
Senior Vice President

Dan Kelly
Vice President

DJ Basin

Creating and accelerating value … again!

- **Built One of the Largest Contiguous Acreage Positions in Onshore Resource Plays**
- **Increased Net Risked Resources 24% to 2.6 BBoe**
- **Five-Year Production CAGR Increased to 23%**
- **Drilling Activity Doubles to 680 Equivalent Wells per Year by 2018**
- **Extended Reach Laterals (ERLs) Providing Up to 3.4X the NPV of Normal Laterals**
- **Integrated Development Plans (IDPs) Provide 30 - 50% More NPV**



NBL

Premier and Unique Acreage Position

Recent trade expands a consolidated acreage block

- **Competitive to ANY Onshore Resource Play**
- **609,000 Net Acres**
  - 87% in the oil window*
  - Two thirds in IDP areas
  - 70-75% considered derisked
- **Contiguous High-value Acreage**
  - Allows efficiency gains from IDP's
  - Supports acceleration and optimization of drilling activities
  - Strategic trade with Anadarko


WYOMING
COLORADO
NEBRASKA
COLORADO
Northern
Colorado
East Pony
Wells
Ranch
Greater
Wattenberg Area
(GWA)
NBL Acreage
Gas Window
Oil Window


NBL Acreage
APC Acreage
Trade
NBL Acreage
APC Acreage

* Liquids above 50%

NBL

Expanding Resource Inventory

Doubled resource base since 2011

- **Net Risked Resources Up 24% to 2.6 BBoe**
- **Delivering Strong Well Performance with Increasing Well Density**
  - Confident in 40-acre spacing in development areas (16 wells per section)
- **Further Resource Growth Expected as Technical Efforts Prove Up New Concepts**
  - Multiple spacing and appraisal tests in 2014 (24 - 32 wells per section)



Net Risked Resources
(BBoe)
0.8
1.3
2.1
2.6
2010
2011
2012
2013
2014+

Production Outlook Keeps Getting Better

Continuing to deliver 20%+ growth

- Increasing 5-year CAGR to 23%
- 2018 Production 20% Higher than 2012 Analyst Conference Forecast
- Liquids Increasing from 62% to 66%
- $12 B Capital 2014 - 2018
- Operating Cash Flow Exceeds Capital by $4.7 B over the 5-year Period



MBoe/d
Net Production
23% CAGR
300
200
100
0
2013
2014
2015
2016
2017
2018
Vertical
Horizontal



$ B
BT Operating Cash Flow*
5
4
3
2
1
0
2014
2015
2016
2017
2018



$ B
Organic Cash Capital*
5
4
3
2
1
0
2014
2015
2016
2017
2018

* Term defined in appendix

NBL

Accelerating Activity

Doubling lateral feet drilled over next 5 years

- **Drilling Over 11 MM Lateral Ft. 2014 - 2018**
  - 15% more than 2012 Analyst Conference forecast
- **Assumes 30% of Lateral Footage Drilled from ERLs**
  - With IDPs, ERLs could account for +50% of lateral footage
  - East Pony footage expected to be 64% from ERLs



Operated Horizontal Wells
Well Count
Lateral Ft. (000's)
800
600
400
200
0
3,000
2,500
2,000
1,500
1,000
500
0
2011
2012
2013
2014
2015
2016
2017
2018
Operated Hz Well Count
Lateral Feet Drilled



Rig Activity by IDP
2014 - 10 Rigs
Greeley Crescent
Mustang
Wells Ranch
East Pony
2018 - 20 Rigs
Greeley Crescent
Core
Wells Ranch
Mustang
East Pony

Improving Economics with Extended Reach Laterals

Making great wells even better with up to 3.4X the value

- **Wells Continue to Outperform Over the Long-term**
- **Focused on Accelerating the ERL Program**

ERL Compared to Normal (Wells Ranch) Length Economics					
Lateral Type	Lateral Length	EUR MBoe	D&C $ MM	BT ROR %	BT NPV10 $ MM
Normal	4,000’	305	$4.3	87%	$4.4
Medium	7,000’	470	$6.3	97%	$7.7
Long	9,000’	750	$7.7	188%	$15.1

Average Daily Production ERLs


Boe/d
900
600
300
0
0
90
180
270
360
Days on Production
470 MBoe Type Curve
750 MBoe Type Curve
1 MMBoe Type Curve
Medium Laterals Actuals
Long Laterals Actuals


WYOMING
COLORADO
NEBRASKA
COLORADO
West Pony
East Pony
Greeley Crescent
Cummins
Wells Ranch
Mustang
Core
ERL’s

NBL

Basin Wide Downspacing Tests

Maximizing value through testing of optimal spacing

- **Confirmed Minimum 16 Wells per Section in Oil Window**
- **Testing Higher Density Spacing with 24 - 32 Wells per Section**
- **Determining Optimal Spacing for each IDP**
  - Reservoir characterization
  - Legacy vertical wellbores
  - Surface constraints


WYOMING
COLORADO
NEBRASKA
COLORADO
West Pony
East Pony
Greeley Crescent
Cummins
Wells Ranch
Mustang
Core
24 wells/sec 2013
24 wells/sec 2014
32 wells/sec 2014

NBL

Integrated Development Plan

Bringing it all together unlocks tremendous value



• Reduced footprint
• Community partner
• Less emissions
• Reduced truck traffic
• Water management



Hz Well Count
750
600
450
300
150
0
2011 2012 2013 2014 2015 2016 2017 2018



Long Range Planning
Subsurface Technical Analysis
Risk / Uncertainty Management
Optimal D&C
More Efficient Gathering
Centralized Processing Facilities
Growing Production & Value
Stewardship
Integrated Development Plans (IDP)





Net Production
300
200
100
0
2013 2014 2015 2016 2017 2018



Uncertainty Reduction
Time



Example of ERL pad



34
35
2 miles

Leveraging Integrated Development Plans

Enhancing tremendous growth, value and sustainability

- **Operations Impact**
  - Accelerated pace
  - Higher percentage of ERLs
  - Lowers execution risk
  - Reduced subsurface uncertainty
- **Stewardship Impact**
  - Less trucking, emissions, footprint
  - Regulatory partnerships
- **Economic Impact**
  - Each IDP is equivalent to a major project
  - Increased future value and operational efficiencies

	Developing		Planning			Next Up	
	Wells Ranch	East Pony	Greeley Crescent	Mustang	Core	Cummins	West Pony
Net Acres	61,000	44,000	62,000	79,000	59,000	31,000	53,000


WYOMING
COLORADO
NEBRASKA
COLORADO
West Pony
East Pony
Greeley Crescent
Cummins
Wells Ranch
Mustang
Core

NBL

Increasing Value through IDPs

Efficiencies drive economic enhancement



Total East Pony IDP Value
NPV10
$ B
$3.7
$3.5
$3.3
$3.1
$2.9
$2.7
$2.5
$2.5 B
~$780 MM
Efficiencies Captured in
Economic Model
$3.3 B
~ $270 MM
Uncaptured Potential
Efficiencies
$3.6 B
Traditional Development
Well Cost - D&C
Oil Gathering
Water Resources
Gas Gathering
East Pony IDP
Fed Unitization
Gas Gathering
LOE
Total IDP Potential



East Pony IDP
Incremental Value per Well
$ MM
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Operational
Efficiencies
Infrastructure
Longer Laterals
Infrastructure
Trucking
Operational
Efficiencies
Current
Future

- **Over $1 B in Incremental NPV10 per IDP**
  - Operational efficiencies - D&C, LOE
  - Reduced trucking - pipelines
  - Infrastructure - EcoNodes, CPF, product capture
  - More ERL's

- **IDP Drives Incremental NPV10 of Over $1 MM per Well**
  - 15 - 30% NPV increase per well
  - 20 - 40% ROR increase per well

NBL

Strong Economics Across the Basin

Huge inventory of low-risk, high-value projects

	Individual Gross Well					IDP Total		
IDP Area	EUR (MBoe)[1]	% Liquid[2]	D&C ($ MM)	BT NPV10 ($ MM)[3]	BT ROR (%)[3]	WI (%)	Spacing (Acres / Well)	Remaining Normal Length Equivalent Well Inventory[4]
Wells Ranch	305	71%	$4.3	$4.4	87%	85%	40	1,000
East Pony	345	88%	$4.7	$6.9	157%	72%	40	1,300
Greeley Crescent	360	54%	$4.3	$4.1	77%	85%	40	1,500
Mustang	360	59%	$4.3	$4.4	78%	72%	40	1,660
Core	480	42%	$4.3	$4.7	76%	85%	40	925
Acreage For Future Potential IDPs & Extensions								
Other GWA	200 - 435	Various				85%	40	1,900
Other No. CO	100 - 250	Various				85%	40 - 160	1,200

[1] EURs based on actual performance to date, before typical NGL volumetric uplift of 2% - 3%
[2] Wells Ranch Liquid % is 60% Oil and 11% NGLs. East Pony is 80% Oil and 8% NGLs
[3] Well economics based on 100% WI, 80% NRI. D&C includes cost of Econodes. CPF costs included in economics.
[4] Normal lateral length 4,000-4,500'; risked counts

NBL

Wells Ranch IDP

Executing the plan now

- **61,000 Net Acres**
- **Underground Laboratory Confirmed 40-acre Spacing**
  - Testing tighter spacing
- **1,000 Remaining Equivalent Wells (+40% ERLs)**
  - 300 wells drilled by YE 2013
- **Recent Well Costs Averaging Below $4 MM per Well**
- **Centralized Processing Facility (CPF) Online**
  - Developing plans for second CPF
- **Current Total Gross Production 25 MBoe/d**
  - Peak production of 115 MBoe/d gross in 2019
- **Total Project 69% BT ROR**
  - $3 - 3.5 B NPV10 (40-acre spacing)



17 miles
10 miles
Frac Pond
Existing EcoNode
Future EcoNode
Existing CPF

NBL

Wells Ranch Centralized Processing Facility

Increasing economics with less footprint

- **Transitioned from Gen I to Gen III Econode**
  - Minimized separation facilities
  - Liquids and gas sent to CPF
- **Commissioned October 2013**
- **Increased Liquids and Flash Gas Recovery**
- **Flexible Well Density and Lateral Lengths**


Gen I
Econode


Gen III Econode


CPF
20-30 Econodes per CPF

	Wells (Per Facility)	Footprint (Acres)	Acres per Well
Single Well Battery	1	2	2
Gen I	16 - 32	9 - 12	0.4 - 0.6
Gen III*	16 - 60	3 - 9	0.2 - 0.3

* Acres per well includes CPF footprint

Key Learnings from Underground Laboratory

40 and 80-acre wells performing above type curve

- **40-acre Spaced Wells Performing in Line with 80-acre Spaced Wells**
- **18 Months of Production History**
  - 6 wells at 40-acres (16 wells per section)
  - 3 wells at 80-acres (8 wells per section)



Section 25
DTS Wells



MBoe
Cumulative Production
140
120
100
80
60
40
20
0
0
180
360
540
Days
40 Acre
80 Acre
305 MBOE Type Curve



Boe/d
Average Production Rate
525
450
375
300
225
150
75
0
0
180
360
540
Days
40 Acre
80 Acre
305 MBOE Type Curve

NBL

Realizing Value from Subsurface Excellence

Optimizing well spacing and recovery factor

Confirmed:

- 16 wells per section generates $70 MM per section in BT NPV10
- Optimal spacing density greater than 16 wells per section

Testing:

- 24 wells per section will generate $100 MM per section
- 32 wells per section will generate $130 MM per section



Confirmed
16 wells/section
Recovery Factor: ~ 7% of 74 MMBOE OOIP
300 ft
5,280 ft
Continued Spacing Tests
DH Pressure Monitoring
Coring Program
Reservoir & Stim Modeling
PVT Research
Testing
24 wells/section
Recovery Factor: ~ 12% of 82 MMBOE OOIP
300 ft
5,280 ft



$ MM
Wells Ranch Section PV & Recovery Factor vs. Well Spacing
CONFIRMED
SPACING CONFIDENCE
TESTING
305 MBOE
305 MBOE
305 MBOE
305 MBOE
305 MBOE
Section BT NPV10
Recovery Factor (%)
160
140
120
100
80
60
40
20
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
0
8
16
24
32
Well Spacing (Wells per Section)

NBL

Delivering Success in Wells Ranch IDP

Great project continues to demonstrate upside

- **16 Wells per Section Performing to Type Curve**
  - Testing 24 and 32 wells per section
- **Expect Increased Blend of Lateral Lengths**
  - 40% ERLs
- **All Benches are Productive**
  - Both A/C and B/C ("W" Patterns)
- **No Preferred Orientation**



Wells Ranch Well Performance
Boe/d
400
300
200
100
0
0
100
200
300
Days
305 MBoe Type Curve
2011-2013 (175 Wells)

Ramping up East Pony IDP

Initiated in 2013, activity doubling in 2014

- **44,000 Net Acres**
  - Acreage obtained from acquisitions in 2010 and 2011
  - First successful NBL well drilled in 2011
- **Current Activity**
  - 10 MBoe/d gross from 50 producing horizontal wells
  - Infrastructure construction underway
- **Future Plans**
  - Peak production of 150 MBoe/d gross (80% oil) in 2019
  - Drill 1,300 equivalent wells (over 45% ERLs) on 40-acre spacing
  - Infrastructure expansion
- **Total Project >70% BT ROR**
  - $3 - 4 B BT NPV10 (40-acre spacing)
  - $4.8 B drilling and completion, and $0.5 B infrastructure capital



12 miles
12 miles
Existing EcoNode
Future Planned EcoNode
Planned CPF

NBL

East Pony – Liquids Rich, High Returns

Strong well performance underpins extraordinary project

- **Test Results Confirm Minimum 16 Wells per Section**
- **Testing 24 - 32 Wells per Section in 2014**
- **All Benches are Productive**
  - Focus on A and B horizons
  - "W" pattern
  - Potential for other zones
- **No Preferred Orientation**
- **Expect a Blend of Lateral Lengths**
  - Over 45% ERLs
  - Initial ERL IP'd at 800 Boe/d



East Pony IDP Well Performance
Boe/d
600
500
400
300
200
100
0
0
100
200
300
Days
345 MBOE Type Curve
2011-2013 (46 Wells)

NBL

Continually Improving D&C Operations

Drilling 9,000' laterals in the time it took to drill 4,000' in 2010

- **Rig Efficiencies and Pad Drilling Continue to Improve Cycle Times**
- **Wells Ranch Well Cost Reductions Demonstrate the Impact of IDPs**
  - Operational efficiencies from Gen III EcoNodes
  - Completion optimization
- **Stages Stimulated up 44% YOY**
  - Water resources, sand and dedicated crews



Days Spud to Rig Release
(4,000' Laterals)
20
15
10
5
0
16.2
13.0
11.1
9.4
15.8
FY10
FY11
FY12
FY13
FY14
FY13 ERLs



$ MM
Wells Ranch Well Costs
Gross Cost per 4,000' Well
7
6
5
4
3
Online Date (June '11 – Sep '13)
Standard Well Cost
2011 Avg
2012 Avg
2013 Avg



Horizontal Stages Stimulated
10,000
8,000
6,000
4,000
2,000
0
2010
2011
2012
2013
2014

NBL

DJ Basin Oil and Gas Infrastructure

Production growth aligned with infrastructure build-out

- **NBL and Third-Party Infrastructure Being Significantly Expanded to Align with Growth**
- **Capacity Forecast Exceeds Production**


GWA Gross Operated Gas
MMcf/d
600
500
400
300
200
100
0
Gross Operated Production
NBL Estimated Capacity
Jun-13
Dec-13
Jun-14
Dec-14


DJ Basin Gross Operated Oil
MBbl/d
160
120
80
40
0
Northern Colorado Oil
GWA Oil
Estimated NBL Capacity
Jun-13
Dec-13
Jun-14
Dec-14


N. CO Gross Operated Gas
MMcf/d
80
60
40
20
0
Northern Colorado Gross Gas
NBL Estimated Capacity
Jun-13
Dec-13
Jun-14
Dec-14

NBL

DJ Basin Oil and Gas Infrastructure

Expansions underway

- **Growing Oil Takeaway Capacity**
  - WOT oil gathering line online
  - Plains Tampa Rail online
  - White Cliffs expanding to 150 MBbl/d (mid 2014)
  - N. CO. Gathering Pipeline, 70 MBbl/d (4Q 2014)
  - Pony Express N. CO Lateral open season (early 2015)
  - Other area rail terminals increasing capacity
- **Gas Processing Expansions**
  - Keota: 30 - 45 MMcf/d
  - DCP O'Connor with expansion: 160 MMcf/d
  - DCP Lucerne 2: 230 MMcf/d
  - DCP Plant 10: 230 MMcf/d
- **Front Range Express NGL Pipeline 150 - 230 MBbl/d**


KEOTA PLANT/LNG
EAST PONY
BRIGGSDALE OPF
LILLI PLANT
WELLS RANCH CPF
WELLS RANCH
GREELEY
WOT - 80 MBo/d
OPF/WHITE CLIFFS
TAMPA
PLAINS RAIL 68 MBo/d
DCP System
Niobrara / Codell
Lucerne 2
Greeley, CO
O'Connor
Plant 10
Mewbourn
Front Range NGL
Wattenberg NGL
Existing Plant
New Plant
Expansion/Restart

NBL

Living Our Purpose

Operating as environmental stewards

- **CPFs and Gathering System Infrastructure**
  - IDPs will take 300 - 900 trucks off the road per day
  - Reduced emissions and capture of flash gas
  - Increased safety for communities and employees
  - Automation / technology
- **Water Resources**
  - Targeting 90% water recycling
  - Use of non-tributary water
- **Reduced Land Use**
  - Up to 90% smaller footprint with CPF / Gen III Econodes
  - Long laterals reduce drilling footprints by an estimated 40%
- **LNG / CNG to Reduce Emissions and Costs**
  - Conversion of rig and frac fleet fuel supply to LNG
  - Converting automobile fleet to dual fuel (CNG / gasoline)
  - Building LNG plant at Keota
- **Community and Stakeholders**
  - Volunteering and sponsorships
  - Flood recovery and community aid
  - CNG school bus transportation
  - Active stewardship and public education program

Past Completion Operations



Current Completion Operations
(Smaller footprint and less tanks)



NBL

DJ Basin

Premier asset with "limitless" possibilities

- **Production Growing at 23% CAGR**
- **Resources Continue to Grow – Doubled Since 2011**
- **Accelerating Pace of Development**
- **IDP's Maximizing Value While Reducing Impact**
- **Midstream Infrastructure Expanding to Keep Pace with Activity**
- **Additional Possibilities for Significant Value Creation**



NBL

Marcellus Shale

Gary Willingham
Senior Vice President

Donnie Moore
Vice President

Marcellus Shale

Delivering value with an even brighter future ahead

- **Net Risked Resources Increased 30% to 13 Tcfe**
- **Five Year Production CAGR Over 45%**
- **Efficiencies and Learnings Driving Well Costs Down**
  - Recognized 10% in 2013
- **Rapidly Improving Well Performance as Normalized EURs and IPs Continue to Increase**
- **Accelerating Value with Near-term Upside Opportunity Tests**
- **Positioned to Receive Premium Pricing with Capacity to Move Production**



NBL

Marcellus Shale Overview

Premier acreage position in the heart of the southwest fairway

- **50% of 610,000 Gross Acres in the Southwest Fairway**
  - Primary focus of industry activity
- **87% HBP Acreage Position Provides Development Flexibility**
- **88% Average NRI Enhances Economics**
- **Currently Producing 200 MMcf/d, Up 65% Over Last Year**



Current Industry Rig Activity
New York
MARCELLUS
Pennsylvania
UTICA
Ohio
Maryland
West Virginia
Kentucky
0 17 34 68 102 136 miles
NBL / CNX Acreage
OHIO
PENNSYLVANIA
MARYLAND
WEST VIRGINIA
VIRGINIA

Baker Hughes – Gas Rig Counts

NBL

Net Risked Resources

Dramatic growth and still unlocking potential

- **Risked Resources Up 30% to 13 Tcfe**
- **Well Performance Continues to Improve Adding 0.7 Tcfe**
  - Average EUR increased 15%
- **Increased Lateral Density Adds 1.6 Tcfe With Room for More**
  - Average spacing of 650 ft. - 700 ft. down from 750 ft.
- **Stacked Pay Provides Tremendous Upside**
  - Opportunity for Marcellus through Burkett
  - Only 0.7 Tcfe included in risked resources
- **Continued Improvement Expected as Technical Efforts Prove Up Concepts**



Net Risked Resources
(Tcfe)
7
10
13
2011
2012
2013
2014+

NBL

2014 and Beyond

Rapidly evolving core area

- **Production Grows at 46% CAGR through 2018**
  - 2014 production up 90% from 2013
- **$7 Billion of Capital 2014 - 2018**
- **Developing up to 2 MM Lateral Ft. per Year by 2018**
  - Currently 8 rigs, going to 16 in 2018
- **Generating $1.4 Billion per Year in Operating Cash Flow by 2018**



Net Production
MMcfe/d
1,200
1,000
800
600
400
200
0
46% CAGR
2013
2014
2015
2016
2017
2018
Base
Wet Area
Dry Area



$ MM
BT Operating Cash Flow*
2,000
1,500
1,000
500
0
2014
2015
2016
2017
2018



Organic Cash Capital*
and Lateral Feet Drilled
$ MM
2,000
1,500
1,000
500
0
Lateral
Ft. (000's)
2,000
1,500
1,000
500
0
2014
2015
2016
2017
2018
Wet Gas Dev
Dry Gas Dev
Other
Carry
Lat. Ft. Drilled

NBL

Midstream Capacity

Robust midstream options provides flow assurance

- **Infrastructure Developing at Rapid Pace**
  - Industry capacity in SW Marcellus over 8 Bcf/d by YE 2015
- **Contracted for 370 MMcf/d of Net Firm Gas Processing**
  - Supplemented by interruptible capacity as needed
- **Connectivity Between Plants Providing Flow Assurance**
- **Ethane Optionality**
  - On-system blending capability
  - Support of new build capacity

Net Processing Capacity and Production for Wet Gas Areas


MMcf/d
500
400
300
200
100
0
Dec-13
Jun-14
Dec-14
Jun-15
Wet Production Profile
Processing Capacity

NBL

Premium Market Access in SW PA/WV

NBL acreage positioned to receive best prices in the play

- **80% of NBL Production has Flexibility to Exit the Basin**
  - Texas Eastern and Columbia Gas
- **Favorable Basis Pricing Versus NE PA**
- **SW PA and WV Pipeline Connectivity Reaches …**
  - Gulf Coast (Industrials)
  - Mid-Atlantic (PowerGen)
  - SE U.S. (PowerGen)
- **Existing Firm Transportation Capacity of 255,000 MMBtu/d Net**



NE PA and SW PA vs. Henry Hub
Differential ($)
0.50
0.00
-0.50
-1.00
-1.50
-2.00
-2.50
1-Apr 1-May 1-Jun 1-Jul 1-Aug 1-Sep 1-Oct 1-Nov 1-Dec 1-Jan 1-Feb 1-Mar 1-Apr 1-May 1-Jun 1-Jul 1-Aug 1-Sep 1-Oct 1-Nov
SW PA
NE PA



Empire
DTI
Tennessee
Iroquois
Stagecoach
CNYOG Marc I Hub
Millennium
Springville
Algonquin
MaritimesNE
Texas Eastern
REX
ANR
Midwestern
Columbia Gas
Transco
NBL Focus Area

NBL

Production Growth Underway

Improving well performance supporting growth

- **Production Doubled in Last 6 Months**
- **Completion Learnings Driving IP Rates Up 15% in One Year**
  - Reservoir understanding, landing target
  - Stage and cluster spacing
  - Completion design optimization



Total Net Production
MMcfe/d
250
200
150
100
50
0
1Q13
2Q13
3Q13
4Q13
2012
2013
Wet Gas
Dry Gas



SHL17 - SIMOPS

- **230% More Operated Lateral Ft. Brought Online in 2013**
- **Accelerating Online Timing with SIMOPs**

NBL

Continuous Improvement in Well Cost

On track to deliver 20% reductions

- **Realized 10% Total Well Cost Reductions on 5,000 Ft. Laterals**
  - Increased well NPV10 by 10%
- **Cost Reductions from Both Drilling and Completions**



Total Well Costs for 5,000' Lateral
$ MM
10
8
6
4
2
0
10% Cost Reduction
2012
2013
Other
Completions
Drilling



Drilling Avg. $/Lateral Foot
800
600
400
200
0
16% Cost Reductions
19% Long Laterals
2012 @ 5,000'
2013 @ 5,000'
2013 @ 7,000'

- **Remaining Savings to be Recognized in 2014**
  - Accelerated drill times
  - Completion design optimizations
  - Strategic vendor relationships

NBL

Optimal Developments

Longer laterals adding substantial value

- **HBP Position Enables Efficient Development**
  - Acreage retention not an issue
  - Allows for large-scale development and longer laterals
  - Averaging 7 wells per pad
- **Accessing More Pay at Lower Cost**
  - Lateral length averaging 7,000 ft. per well in 2013, up 40%
  - Five operated wells with over 10,000 ft. laterals



Operated Avg. Lateral Length
Ft.
10,000
8,000
6,000
4,000
2,000
0
2012
2013
Peer Avg*

*2013 Peer Avg. Lateral Length Company Presentations – RRC, EQT, REXX, AR

Value of Longer Laterals



$ MM
Majorsville Value
BT NPV10
14
12
10
8
6
4
2
0
10,000'
7,000'
5,000'
$3/MMBTU
$4/MMBTU
$5/MMBTU
Flat Price Deck



F&D ($/Mcfe)
$1.50
$1.00
$0.50
$0.00
1.00
0.87
0.72
5,000'
7,000'
10,000'
Lateral Length

NBL

Operational Excellence

Tremendous value added in short period of time

- **Rate of Return Doubled Through Efficiencies and Performance Improvement**
  - EURs up 60% from acquisition
  - Realized 10% cost improvement
  - Focus on long laterals

Value Impact of Improvements


BT NPV10
$ MM
(Wet Gas)
8
6
4
2
0
Historical*
EUR Uplift
Cost Reductions
Longer Laterals
Today

Wet Gas Area	Historical*	Today	Future
Laterals	5,000	7,000	7,000 - 10,000
Well Cost	$7.2 MM	$8.0 MM	$7.1 - $8.3 MM
$ M Per Lateral Foot	$1.44	$1.14	$1.01 - $0.83
Zones	Marcellus	Marcellus	Multiple Targets
Spacing	1,000’	750’	750’ - 500’
Stages	300’	150’ - 250’	150’ - 250’
EURs	4.3 Bcfe 0.86 Bcfe/1,000’ $1.67 F&D	9.6 Bcfe 1.37 Bcfe/1,000’ $0.83 F&D	
BT NPV10	$1.5 MM	$7.4 MM	

*EUR estimates from JV initiation in 2011. Cost estimates from 2012 Analyst Conference

NBL

Key Focus Areas

IDP delivering value with upside opportunities

- **Integrated Development Plans (IDPs)**
  - Leveraging learnings from DJ Basin
  - Operational excellence
  - Stewardship
  - Value creation with sustainable growth
- **Current IDP Areas**
  - Majorsville
  - SWPA Dry
  - Allegheny County Airport
- **Exploitation / Delineation Areas**
  - Oxford / Pennsboro / Shirley (OPS)
  - Other prospective areas



Airport
Majorsville
SWPA Dry
OPS
Wet Gas Acreage
Dry Gas Acreage
Focus Areas

NBL

Majorsville

Core area in liquids-rich region

- **First Operated Area with 49 Wells Online**
  - Acreage only 20% developed
- **Well Performance Significantly Improved**
  - Normalized well production over initial 120 days up 21%
  - Much flatter declines than previously expected, resulting in 15% higher EUR
- **Plan to Drill ~50 Locations in 2014**
- **Testing Downspacing of 500 Ft.**

Majorsville	Type Curve
Lateral Length	7,000'
Well Cost	$8.0 MM
EURs* Ethane Rejection**	9.2 Bcfe 23% Liquids
F&D/Mcfe	$0.87
IP Rates Mcfe/d	7,600
BT ROR***	34%
BT NPV10***	$7.4 MM
Gross Acreage	44,000

*Residue gas 1130 BTU
**With ethane extraction EUR would be 10.1 Bcfe
*** Reflects $3.03 / Mcfe uplift from liquids content

2013 Completed Wells vs. Type Curve*



Production (Mcfe/d)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
0
50
100
150
200
250
300
350
400
Days
2012 AC Type Curve (8.0 Bcfe)
2013 Average
2013 AC Type Curve (9.2 Bcfe)

* Normalized to 7,000', equivalent to 5.6 Bcfe at 5,000'. Excludes slowback wells.

NBL

Majorsville

IDP model for the Marcellus

- **Efficient Infrastructure Deployment**
  - Centralized processing facilities
  - Common gas and condensate gathering lines
  - Water infrastructure and 100% recycling
  - Ideally located processing plant
- **Integrated Well and Pad Planning**
  - Drives longer laterals to maximize value
  - Provides downspacing optionality
  - Efficient utilization of infrastructure
  - Reduces surface footprint by 70%
- **IDP Increasing Value by $150 MM Net**
  - Increased operating efficiency
  - Reduced capital, operating expenses, surface disturbance


Water Infrastructure
MarkWest Plant
CPF
Gathering Lines

NBL

Southwest PA Dry Gas

Competitive economics underpinning significant growth

- First Development Area with 130 Producing Hz Wells (CNX Operated)
- Production Doubled in 2 Years
- Lateral Length has Increased 50% Since 2011
- ~40 Wells Planned for 2014
- Continue Consolidating Acreage for Optimized Development

SWPAD	Type Curve
Lateral Length	7,000'
Well Cost	$8.0 MM
EURs*	9.7 Bcf
F&D / Mcfe	$0.82
IP Rates Mcfe/d	8,500
BT ROR	33%
BT NPV10	$8.0 MM
Gross Acreage	82,000

*Residue gas 1080 BTU



MMcfe/d
SWPA Dry Net Gas Production
120
100
80
60
40
20
0
1/12
4/12
7/12
10/12
1/13
4/13
7/13
10/13

Allegheny County Airport

Opportunistic leasing in liquids rich area

- **8,700 Contiguous Acres (CNX Operated) Acquired in 2013**
  - On trend with local industry activity with great results
  - Ideal for IDP approach
- **Drilling Planned for Late 2014**
- **Marcellus Thicker than Majorsville and Significant Burkett / Upper Devonian Potential**

Airport	Type Curve
Lateral Length	7,000'
Well Cost	$8.0 MM
EURs* Ethane Rejection**	8.4 Bcfe 31% Liquids
F&D / Mcfe	$0.95
IP Rates Mcfe/d	8,700
BT ROR	58%
BT NPV10	$10.8 MM
Gross Acreage	8,700

*Residue gas 1150 BTU

**With ethane extraction EUR would be 9.5 Bcfe


Carnot
Enlow
Imperial
PIA Radar Tower Spoil Fire
ACAA CNX Proposed Pipeline
ACAA CNX Proposed Layouts

NBL

Oxford / Pennsboro / Shirley (OPS)

Delineation underway to create the next IDP

- **Promising Liquids-rich Areas**
- **2 Rigs Delineating Prospective IDP**
- **500 Ft. Downspacing Pilot Underway**
- **Significant Burkett Potential**
  - As thick as Marcellus in Majorsville
  - Drilling initial test in 2014



OPS	Type Curve
Lateral Length	7,000'
Well Cost	$8.0 MM
EURs* Ethane Rejection**	9.6 Bcfe 20% Liquids
F&D / Mcfe	$0.83
IP Rates Mcfe/d	8,400
BT ROR	34%
BT NPV10	$7.4 MM
Gross Acreage	18,000

*Residue gas 1130 BTU
**With ethane extraction EUR would be 10.6 Bcfe

NBL

Strategic Delineation Areas

Opportunities for future IDPs

- **Delineation Activity Underway**
  - Minimal testing to date in most areas
- **Downspacing, Burkett Tests and Completion Optimization to Further Improve Economics**



	Near-term Focus Areas		Long-term
	Other Wet Gas	CPA South	CPA North and WV Dry
Lateral	7,000'	7,000'	7,000'
Well Cost	$8.0 MM	$8.0 MM	$8.0 MM
EURs Ethane Rejection	8.1 Bcfe 28% Liquids	8.3 Bcfe	6.0 - 6.9 Bcfe
Residue Gas BTU	1130	1030	1030
F&D / Mcfe	$0.99	$0.96	$1.16 - $1.33
IP Rates	8,400	7,300	5,200 - 6,100
BT ROR	34%	25%	15%
BT NPV10	$7.2 MM	$5.6 MM	$2.0 MM
Gross Acreage	90,000	51,000	315,000

NBL

Downspacing Opportunities
Accessing more resources

- **Rate Transient Analysis Indicates No Production Interference at 750 Ft. Spacing**
- **Testing 500 Ft. Well Spacing in Multiple Areas**
- **Downspacing Potential Also Being Assessed in Dry Gas Areas**
- **Potential to Increase Resources by up to 45% if Applicable to All Development Areas**
  - 500 ft. downspacing currently assumed on 20% of acreage


Pressure [psia], Length [ft] vs Length [ft]


Vertical
Test Well

NBL

Burkett / Upper Devonian Opportunities

Accessing more resources by unlocking a new interval

- **Similar Hydrocarbons in Place per Foot as Marcellus**
- **Thicker than Marcellus in Some Areas**
- **First Test in Dry Gas Area Encouraging**
  - ~5 Bcf EUR (5,000 ft. lateral)
- **Minimal Industry Testing in WV and PA to Date**
- **Potential for New Resource Play**
  - 50% of NBL acreage prospective



Burkett CNX Well
30
50
70
70



PA Stratigraphy
AGE (MA)
SYSTEM
SERIES
GROUP
FORMATION
Devonian
Upper
Middle
Lower
Ohio
Java
West Falls
Sonyea
Tully
Hamilton
Oriskany
Helderberg
Murrysville ss
Rockwell Fm
Venango Gr
Chadakoin Fm
Catskill Fm
Bradford Gr
Elk Gr
Lock Haven Fm
Brallier Fm
Burkett Shale
Middlesex Sh
Harrell Fm
Tully Ls
Marcellus Shale
Mahantango Fm
Onondaga Ls
Huntersville Chert
Needmore Sh
Oriskany Ss
Licking Creek Ls
Shriver Chert
Mandata Sh
Corriganville Ls - New Creek Ls
Keyser Ls

NBL

Additional Upside Opportunities

Delivering increased performance

- **Positive Results from Reduced Stage and Cluster Spacing (RSCS)**
  - Average initial rate up to 40% higher
  - Designing more tests across the JV
- **Optimized Flowback and Production**
  - Potential EUR uplift of 5 - 15%
  - Potential to increase condensate production
- **Testing Refrac Potential**
  - Green Hill 15 initial results encouraging
  - Sand Hill 6 underway
- **Opportunities Provide Material Upside to Resources and Type Curves**
  - Limited testing to date



Cum. Production (Normalized) on RSCS Wells and Offsets
Mcf/Lateral Ft.
100
80
60
40
20
0
0
20
40
60
80
100
120
140
Days
RSCS Wells
Offset Wells



300' Stage Length
60' Cluster Spacing
150' Stage Length
150' Stage Length
30' Cluster Spacing
30' Cluster Spacing

NBL

Bolt-on Acquisition

Adds 1.8 Tcfe of net risked resource potential

- **Recent Transaction Additive to Current Plan**
- **90,000 Gross Acres in N West Virginia**
  - $190 MM acquisition cost (NBL 50%)
  - 50% upfront, 50% when drilled
  - HBP 100%, NRI 80 - 85%
- **Half of Acreage in Wet Gas Window**
  - 350 identified locations
  - Commence drilling late 2015
- **Contiguous Acreage Ideal for IDP**
  - Allows for large scale development
  - Efficient infrastructure deployment
  - Long laterals (planning 8,500' avg)
- **Significant Burkett / Upper Devonian Potential**



Tyler Co.
Doddridge Co.
Fink-Kennedy
46,000 acres
(wet/dry gas)
Lost Creek
33,000 acres
(dry gas)
Racket-Newberne
8,900 acres
(wet gas)
Fink Kennedy
Lost Creek
Racket
Newburn
Gilmer Co.
Lewis Co.

NBL

Living Our Purpose

Responsible development and community support

- **Leveraging IDPs to Take Trucks Off the Road**
- **No Trucks During School Bus Hours**
- **Converting Rigs to LNG to Reduce Emissions and Costs**
- **Supporting Local Schools Through "Energizing Our Youth"**


ENERGIZING OUR YOUTH
noble energy




noble energy
ATTENTION
ALL WELL TRAFFIC
RESPECT LOCAL RESIDENTS
THEY LIVE HERE
YOU ARE JUST VISITING
HEAVY HAULING
BLACK OUT TIMES
Monday through Friday
6:30 - 8:30 am & 2:30 - 4:30 pm


noble energy
Energizing the World, Bettering People's Lives ®
This Rig is Fueled by Clean Burning LNG

NBL

Marcellus Shale

Maximizing value from a premier resource play



- **Production Grows 6.5X Over the Next Five Years**
- **Resources Almost Doubled Over Two Years**
- **Accelerating Growth by Leveraging Learnings from DJ Basin**
- **Realizing Operational Excellence**
- **Well Performance Continues to Improve**
- **Near-term Upside Opportunity Tests Could Dramatically Increase Resources and Productivity**

NBL

Gulf of Mexico, Africa and Frontier Region

Susan Cunningham
Senior Vice President

NBL

Global Deepwater

Deepwater Gulf of Mexico and West Africa overview





Core Areas
New Ventures

- **Strong Platform Leveraging into New Plays**
- **Generating on Average Over 100 MBoe/d and BT Operating Cash Flow* of $1.5 B per Year**

Area	Gross Acreage	Net Production	Net Risked Resources	Discoveries for Development	2014 - 2015 Exploration Prospects
Deepwater GOM	0.6 MM	~ 20 MBoe/d	510 MMBoe	4	4 - 5
EG/Cameroon	1.5 MM	~80 MBoe/d	840 MMBoe	2	1
Total	2.1 MM	~100 MBoe/d	1.3 BBoe	6	5 - 6

* Term defined in appendix

Diverse Portfolio of Major Projects

Strong track record of discovery and execution


EG-Alba AMPCO Plant


GOM-Neptune Spar


EG-Alba LPG Plant


GOM-Drilling Rig


EG-Alen Platform


EG-Aseng FPSO


GOM-SubSea
Galapagos Area
Na Kika
Santiago
MC 519
Isabela
MC 562
Santa Cruz
MC 519


EG-Alba Platform

NBL

Exploration-led Growth in Proven Petroleum Systems

Built to leverage learnings and drive efficiencies

- **Leading-edge Exploration Technology**
  - Benefits of 3D utilized in proven petroleum system
  - Exploration process globally
- **Legacy of High-value Discovery and Production**
  - De-risked and high-quality geology
- **Developing Next Set of Major Projects**
- **Leveraging Operating Capability and Technical Leadership**
  - Enhanced safety performance and environmental focus
  - Fastest well to reach depths in GOM
  - Hosted successful Helix spill containment drill
- **Applying New Exploration Concepts to Existing Positions**

Strong Cash Flow Contributor

Over $8 B in pre-tax operating cash flow 2014 - 2018



Net Production
MBoe/d
120
100
80
60
40
20
0
2013
2014
2015
2016
2017
2018
W. Africa Gas
W. Africa Liquids
Deepwater GOM



Operating Cash Flow and Capital
$ MM
2,000
1,600
1,200
800
400
0
2014
2015
2016
2017
2018
BT Operating Cash Flow*
Organic Cash Capital*

* Term defined in appendix

NBL

Major Projects Under Development

Aggressively advancing to first production


NOW
Discovery
2013
2014
2015
2016
DW GOM
Rio Grande
Big Bend
Dantzler
Gunflint
West Africa
Diega
Sanction
First Oil

- Four New Discoveries Building Upon Success in DW GOM and West Africa
- Average Time from Sanction to Production of Approximately 27 Months
- Total Gross Resources of 180 - 435 MMBoe

NBL

Preparing for the Next Core Area

Pursuing additional opportunities

Nicaragua:
- 1.9 MM acre position
- 1.3 MM acre 3D
- 3 BBoe potential



Falkland Islands:
- 10 MM acre position
- 1.8 MM acre 3D
- 14 BBoe potential

Sierra Leone:
- 1.4 MM acre position
- 766 miles 2D

Deepwater Gulf of Mexico

Deepwater Gulf of Mexico

Recent discoveries driving near-term growth surge



NBL Interests
Producing
Sanctioned
Discovery
Louisiana
Swordfish 85% WI
Galapagos 26% Avg WI
Raton / Raton South 67% / 79% WI
Lorien 60% WI
Gunflint 31% WI
Dantzler 45% WI
Big Bend 54% WI
Troubadour 60% WI
Ticonderoga 50% WI

- **Four Discoveries Adding More than $1.3 B BT NPV10**
- **Net Production More than Doubles Over Next 5 Years**
- **Oil-Dominated Production Delivers Strong Margins**
  - 80% of 5-year production is oil
- **BT Operating Cash Flow* Grows 130% Over Next 5 Years**
  - $1.3 B free cash flow* over plan period
- **Deep Portfolio of Opportunities**
  - 3.8 BBoe gross unrisked resources
  - 4 - 5 prospects planned for drilling in next 2 years

* Term defined in appendix

Deepwater Gulf of Mexico

Multiple factors driving our success

- **Unique Geology**
  - Prolific source rock
  - Mobilized salt creates multiple trap types
  - Over 50% exploration success since 2001
  - High-quality reservoir sands result in high production rates
- **An Incubator of New Thinking**
  - Innovations in seismic imaging enhance possible play types
  - Fosters development technologies
  - Industry leading drilling and safety performance
- **Superior Commercial Framework**
  - High liquid content
  - Abundant infrastructure enhances value



NBL

Positioned for Superior Growth

Production and cash flow doubles in next 5 years



MBoe/d
Net Production
45
30
15
0
16% CAGR
2013
2014
2015
2016
2017
2018
Base
Big Bend
Gunflint
Dantzler
Troubador
Exploration



$ MM
Operating Cash Flow and Capital
1,000
750
500
250
0
2014
2015
2016
2017
2018
BT Operating Cash Flow*
Organic Cash Capital*

* Term defined in appendix

NBL

Swordfish and Galapagos Fields Continue to Outperform

Exceptional examples of deepwater value creation

- **Swordfish**
  - Gross recovery estimated to be 130% higher than original estimate
  - NBL's first operated deepwater GOM facility – Neptune
  - Significant remaining resource
  - $120 MM point forward BT NPV10



- **Galapagos Area**
  - Production continues to exceed original expectations
  - Potential for a second Isabela development well
  - Further exploration potential at Genovesa
  - Payout reached August 2013 (15 months)
  - $1.2 B point forward BT NPV10


MC 519
Santiago
Genovesa
Santa Cruz
Isabela
MC 562

NBL

Gunflint Development Underway

Optimized plan to deliver first oil mid 2016

- **NBL Operated with 31% WI**
- **Initial Development Based on Resources of 35 - 90 MMBoe Gross**
  - Additional 100 MMBoe gross upside leveraging technology, infrastructure, and reservoir performance
- **2-well Subsea Tie-back**
  - Peak rate 37,000 Boe/d gross, 80% oil
- **Strong Point Forward Economics (50 MMBoe case)**
  - Net capital $345 MM (gross $1,120 MM)
  - Payout within 2 years of startup
  - BT NPV10 $230 MM
  - BT ROR 32%


gunflint

Rio Grande Area Delivers Multiple Field Discoveries

High-quality reservoirs and available infrastructure deliver superior returns


Potential
Host Facilities
NaKika
Troubadour
Hagerman
Blind Faith
Thunder
Hawk
Dantzler
Big Bend

Rio Grande Area	
NBL Operated	Gross Resources P75 – P25 (MMBoe)
Big Bend (WI 54%)	60 – 115
Troubadour (WI 60%)	15 – 25
Dantzler (WI 45%)	55 – 95
Hagerman (target WI 50%)	15 – 45

- **150 MMBoe Gross Mean Discovered Resources**
  - 77% oil
- **Utilizing Existing Infrastructure to Accelerate Development**
  - Multiple well tie-back to processing facility
- **Additional Exploration Upside**
  - Hagerman planned to drill in 2015

NBL

Big Bend Development

Substantial upside to initial base development

- **NBL Operated with 54% WI**
- **Gross Resources of 30 - 65 MMBoe**
- **Single Well Subsea Tie-back Development**
  - First oil expected late 2015
  - Peak rate 22,000 Boe/d gross
- **Additional Potential Resources of 30 - 50 MMBoe Gross**
  - Additional producer wells
  - Water injection considered for secondary recovery
- **Strong Point Forward Economics (50 MMBoe case)**
  - Net capital $385 MM (gross $710 MM)
  - Payout within 2 years of startup
  - BT NPV10 $390 MM
  - BT ROR 42%


• 18 mile subsea tie-back
• 6,050 - 7,200 ft. water depth
• Accommodate additional developments

NBL

Dantzler

Another high-quality discovery enhances area returns

- **Resource Characteristics**
  - Gross resource 55 - 95 MMBoe
  - Over 85% oil
  - Two very high-quality subsalt Miocene reservoirs
- **Next Steps**
  - Analyze well data to formulate final reservoir development plan
  - Complete design work for incorporating into Big Bend development

U Sand 6 Target



U Sand 5 Target




MC 738
Dantzler #1
MC 782

NBL

Dantzler Development

Leveraging Big Bend infrastructure for exceptional returns


Potential
Host Facilities
NaKika
Blind Faith
Troubadour
Thunder
Hawk
Dantzler
Big Bend

- **NBL Operated with 45% WI**
- **Multi-zone Resource, Primarily Oil**
- **Planned Tie-in to Big Bend Development**
  - Allows acceleration of first production to 1H16
  - Peak rate 36 MBoe/d gross
- **Strong Point Forward Economics (55 MMBoe)**
  - Net capital $245 MM (gross $540 MM)
  - Payout less than 1 year from startup
  - BT NPV10 $695 MM
  - BT ROR 98%

NBL

The Miocene Trend

A deep inventory of prospects

- **20 Prospects … Testing 4 - 5 in Next 24 Months**


NBL Interests
Discovery
Near-term Drill Candidates
Area Infrastructure
Arkansas
Fandango
Madison
Silvergate
Dantzler
Big Bend
Troubadour
Yunaska
Katmai

- **Aleutian Area**
  - 3 prospects with combined gross mean resources of 420 MMBoe
  - Katmai planned for 2014

- **Mississippi Canyon Area**
  - 4 prospects with combined gross mean resources of 365 MMBoe
  - Madison planned for 2014
  - Fandango and Silvergate to drill in 2015

NBL

Shifting Strategy in the Gulf of Mexico

Leveraging our global expertise

Pre 2010


technology
GOM
World

- **Exporting Technology and Plays Globally**

Present

- **Successful in Permitting (Regulatory), Drilling, Exploration and Production Performance**
- **4 Discoveries → 2 – 3 Sanctions → Development → 2015 Production**

Future


technology
GOM
World
plays

- **Exporting Technology Globally, Importing New Play Thinking into our Exploration Activities**

NBL

Deepwater Gulf of Mexico

Sustained value creation with visibility to significant growth

- **Proven Track Record of Exploration Success**
- **Production and Cash Flow Approximately Double in Next Five Years**
  - 16% production CAGR
- **Existing Infrastructure Contributing to Significant Value Creation**
- **Four Discoveries with More than $1.3 B BT NPV10 with Upside**
  - Big Bend and Gunflint startups in 2015 - 2016
  - Dantzler, Troubadour planned tie-ins to existing infrastructure
- **Existing Portfolio with 3.8 BBoe Gross Unrisked Resources**
  - 4 - 5 prospects to be drilled 2014 - 2015



West Africa

West Africa

Building on NBL's legacy of success


Alba Field
34% WI
Equatorial Guinea
Methanol Plant 45% WI
LPG Plant 28% WI
Bioko
Island
Alen
Block O
45% WI
Aseng
Block I
38% WI
Cameroon
YoYo
Mining License
50% WI
Tilapia PSC
67% WI
Gas/Condensate
Discoveries
Oil Discoveries

- **Over 340 MMBbl and 2 Tcf Gross Sales Since 1991**
  - Current net sales ~ 80 MBoe/d
- **Operated Discoveries of Over 1.2 BBoe Gross Resources Since 2005**
- **Two Major Projects Brought Online in Last Two Years**
- **Leveraging Infrastructure to Enhance Future Developments**
- **Progressing Regional Gas Monetization Plans**
- **Cameroon Exploration Well Planned in 2014**

NBL

West Africa

Leveraging expertise and experience in Africa

- **Unique Approach to Creating Value**
  - Liquids and gas monetization with LPG, LNG and Methanol
  - Aseng FPSO
  - Alen liquid recovery project
- **Expanding Footprint into Additional Countries**
- **Core Values Making a Positive Impact**
  - Strong relationships with governments, communities and NGOs
  - EHSR excellence
  - Social investments in education and health



NBL

West Africa Outlook

Delivering strong production and cash flow

- **Oil and Condensate Indexed to Brent Pricing**
- **Approximately $1 B BT Annual Operating Cash Flow* 2014 - 2018**



Net Liquids Production
MBbls/d
45
30
15
0
2013
2014
2015
2016
2017
2018
Alba Liquids
Aseng
Alen
Diega

* Term defined in appendix

NBL

Aseng, an Exceptional Asset

Operations excellence increases project value

- **First FPSO Infrastructure in Douala Basin**
- **Over 99% Average Production Uptime**
- **44 MMBbl Cumulative Production Through November 2013**
  - Design allows for flexible well optimization to maximize recovery
- **Aseng FPSO Hub Provides Facility for Multiple Liquid Developments**
  - Simultaneous storage for regional crude and condensate
  - Reduced operating cost through infrastructure sharing
- **Best-in-Class Safety Performance**
  - Over 1 million man hours worked with one lost-time incident over two years of producing operations


FPSO ASENG

NBL

Alen, Another Major Project Success

Unique design leverages Aseng FPSO

- **Project Sanction to Startup in 30 Months**
  - First production in May 2013, 6 months early
  - On budget for $1.3 B gross
  - Cumulative production 3.5 MMBbl
- **Designed to Maximize Value**
  - Offshore gas plant for condensate separation
  - Gas reinjection for enhanced condensate recovery and future monetization
  - Condensate storage and offloading at Aseng FPSO
- **Field Expected to Reach 30 - 35 MBbl/d Gross by Mid 2014**
  - Currently producing 28 MBbl/d
- **Best-in-class Safety Performance**
  - Over 11 million man hours worked since sanction with only one lost-time incident



NBL

Greater Diega Area
Leveraging existing infrastructure

- **Diega, Carla and Carmen**
  - Operated with 45% WI
  - 70 - 200 MMBoe gross resources
  - 75% liquids
- **Diega Oil Development**
  - Positive results from 2013 appraisal
  - Successful flow test confirmed reservoir continuity and quality
  - Initial development phase 30 - 135 MMBoe gross
- **Moving Forward With Sanction**
  - Finalize development plans by mid 2014
  - Expect first oil late 2016 at 10 MBbl/d per well
  - Evaluate regional development scenarios, including Carmen and Carla discoveries




Alen
Aseng
Diega

NBL

Living Our Purpose
Creating value for societies

- **Invested Over $16 MM in Social Projects Over Past 5 Years**
- **Support of Malaria Control Project Since 2003**
- **Signature Projects Include:**
  - Maternal and child health
  - Economic development through Management of Coastal Resources
- **Projects are Initially Managed by NBL and Maintained by the Government over the Long-term**







NBL

An Expanding Footprint

Building success into regional growth


Sierra Leone
Cameroon
Equatorial Guinea
Gabon
NBL Blocks
Pending Acreage

Why Expand in West Africa?

- Opportunity for large oil discoveries
- Leverage success in a core area
- Commercial attractiveness
- Positive impact on local communities

Sierra Leone
Expanding regional position

- **1.4 MM Acres**
  - Non-operated with 30% WI
- **Cretaceous Fan Play**
- **Currently Processing 766 Miles of 2D Seismic**
- **Forward Plans**
  - Evaluate 2D seismic
  - Determine prospectivity


Guinea
SL-08B
30% WI
Sierra Leone
SL-08A
30% WI
Liberia

NBL

West Africa

Maximizing value and replicating our success



- **History of Creating Significant Value in New Basins**
- **Aseng and Alen Provide Infrastructure for Future Developments**
  - Diega sanction targeted in 2014
- **Leveraging Expertise and Relationships for Growth**
- **Expanding Regional Position into Highly Prospective Areas**

NBL

Eastern Mediterranean

Keith Elliott

Senior Vice President

Eastern Mediterranean

World-class discoveries with world-class opportunities



- **Approximately 40 Tcf Gross Resources Discovered**
- **Outstanding Operational Performance from Tamar**
- **Record Natural Gas Sales in 2013**
  - Averaging 750 MMcf/d since Tamar startup
- **Growing Domestic and Regional Markets**
  - Israel demand growth expectation increased to 17%
  - Multiple regional markets emerging
- **Continuing Exploration and Appraisal Program**
  - 3 BBbl and 4 Tcf of remaining potential
- **Generating Strong Cash Flow**
  - Supports next wave of exploration and development projects

Discovered Resources

Continuing the track record of success

- **Leviathan 4 Appraisal Well**
  - Increased mean resources to 19 Tcf gross
- **Karish Well**
  - Discovered 1.8 Tcf gross resources
  - 7-10 Bbl/MMcf condensate yield
- **Cyprus A-2 Appraisal Well**
  - Refined gross resource range to 3.6 - 6 Tcf (P75 - P25), mean 5 Tcf
  - Excellent deliverability, up to 250 MMcf/d
  - Confirmed reservoir with high-quality and continuity
- **Tamar SW Discovery**
  - Mean resources of 700 Bcf gross

Noble Operated Discoveries



Gross Unrisked Mean Resources
(Tcfe)
40
30
20
10
0
0.04
0.87
10.00
0.50
18.90
0.10
5.00
1.20
0.04
1.80
0.70
Noa
Mari-B
Tamar
Dalit
Leviathan
Dolphin
Cyprus A
Tanin
Pinnacles
Karish
Tamar SW

NBL

Tamar Southwest Discovery

Capturing additional resources to meet growing demand

- **Tamar SW Well**
  - New field discovery with 700 Bcf gross mean resources
  - Strong reservoir deliverability, 250 MMcf/d potential per well
- **Supports Expansion Plans**
  - 8-mile tie-back to Tamar infrastructure
  - Provides 85 MMcf/d additional sales realized through downtime mitigation and capacity increase
- **Anticipated First Production in 2015**



Tamar SW
Tamar
Tamar Platform
Mari-B Platform

NBL

Tamar Field

Servicing a growing domestic market

- **Outstanding Operational Performance**
  - Online within 2.5 years from sanction
  - Near 100% facility uptime
  - Production avg. 750 MMcf/d since startup
  - Current capacity deliverability up to 1 Bcf/d
- **Quality Investment**
  - $0.90/Mcf F&D, $0.40/Mcf LOE
  - Average price realization $5.75/Mcf
- **200 MMcf/d Onshore Compression Project Expansion Underway**
  - $220 MM gross investment
  - Mid 2015 startup
  - Project underpinned by IEC expansion option
- **Additional Expansion to 1.5 Bcf/d Planned for 2016**
  - Supported by identified / executed contracts

Capacity and Sale Projection



Bcf/d
1.6
1.2
0.8
0.4
0.0
Planned Further Expansion
+25%
AOT Compression
+22%
2014
2015
2016
Capacity
Expected Annual Avg. Sales

NBL

Israel Natural Gas Demand Growth

"The Fuel of Choice" supports expanding domestic markets

Israel Gas Infrastructure



Contracted Customer
Potential IPPs
Potential Cogens
Potential Coal Plant Conversion
Haifa
Northern Galil Distribution Network
Tiberias
Southern Galil Distribution Network
Tel-Aviv
Central Region Distribution Network
AOT
Jerusalem
Jerusalem Region Distribution Network
EMG
Southern Region Distribution Network
Negev Distribution Network
Dimona
Egypt

- **Total Number of Customers More than Doubled in 2012 - 2013 to 15**
- **Gas-fired Independent Power Producers**
  - Additional projects are expected to come online in 2014 and 2015
  - 330 MMcf/d under contract
- **Expanding Local Distribution Company Network**
  - 26 MMcf/d under contract
- **Conversion of Coal-fired Generation Leads to Greater Base Load**
  - Hadera conversion underway, online 4Q 2016, consuming 250 MMcf/d
  - Additional conversions expected

NBL

Israel Natural Gas Demand Growth

17% CAGR for 2013 - 2018


Israel Natural Gas Consumption
MMcf/d, gross
Historic
Demand Forecast
Unmet Demand
Extra Fuel Oil Burned
2,000
1,500
1,000
500
0
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
Power
Other
Industry
Coal Conversion [Hadera]
Potential Coal Conversion

Source: Poten and Partners, Israel Electric Corporation, Ministry of Energy and Water Resources, Noble Energy

- **Additional Domestic Market Opportunities**
  - Compressed Natural Gas for transportation
  - New desalination plant
  - Conversion to electric railroad system
  - Methanol production

NBL

Market Export Opportunities – Israel and Cyprus

Over 19 Tcf available for export

- **Government Export Decision Upheld by Israel Supreme Court**
- **Approximately 40% of Israel Discovered Resources Exportable**
  - Leviathan export quota on the order of 9.5 Tcf
  - Tamar is allowed to export 50% of remaining uncontracted quantities ~ 2 Tcf
  - Approximately 3 Tcf exportable from smaller fields
- **19 Tcf is Reserved for Israel Sales**
- **Export Volumes Include Regional and LNG Markets**



Cyprus A
Tanin
Tamar
Karish
Leviathan
Tamar SW
Dalit
Dolphin

	Resource (Tcf)	Export %	Export Volume (Tcf)
Tamar	10	50%	2.0*
Dalit	0.5	75%**	0.4
Leviathan	18.9	50%	9.5
Dolphin	0.1	75%**	0.1
Tanin	1.2	75%	0.9
Karish	1.8	75%	1.4
Tamar SW	0.7	75%**	0.5
Cyprus	5	100%	5.0
Total	**38.2**		**19.8**

* 50% of uncontracted volumes

** Up to 100% at discretion of MEWR

NBL

Leviathan Field

Increasing security and reliability of supply

- **Resource Estimate Increased to 19 Tcf Gross, 7.5 Tcf Net**
- **High-quality Reservoir**
  - Potential for wells to produce 250 - 350 MMcf/d
  - Condensate yield 1.8 - 2.0 Bbl/MMcf
  - Multiple phases of development
- **Multiple Planned Projects**
  - Domestic and export options being progressed
- **Sanction Driven by Market and Regulatory Maturity**
- **Focus on Partnering with Governments and Customers**


#3 Drilled
and Evaluated
#1 Drilled
and Evaluated
#4 Drilled
and Evaluated

NBL

Leviathan Development

Monetizing 19 Tcf of natural gas

- **Phased Development Approach**
  - Diversifies supply to Israel
  - New regional and LNG markets
- **Development Options Progressing**
  - 800 MMcf/d fixed / floating facility
    - 5 Tcf targeting domestic and regional markets
    - $2.9 B gross investment
  - 500 - 800 MMcf/d (3.2 - 4.8 MTPA) floating LNG
    - 5 Tcf export
    - $1 B upstream gross investment
    - Assumes third-party FLNG vessel tolling arrangement
  - 1,600 MMcf/d FPSO
    - 9 Tcf expanding domestic and regional markets
    - $4.6 B gross investment
- **Targeting Initial Production in 2017**



Leviathan FLNG
Leviathan FPSO
Fixed Platform
Akko
Haifa
Dor
Hadera
Tel Aviv
Ashdod
Ashkelon

NBL

Regional Market Opportunities

Cost-effective pipeline export options


TURKEY
CYPRUS
SYRIA
Vasilikos
FPSO
LEBANON
PA
ISRAEL
JORDAN
ELNG
SEGAS
EGYPT
Existing LNG Facilities
Proposed Pipeline

- **Regional Pipeline Exports up to 2.5 Bcf/d**
  - Jordan power and industrial needs of 300 - 400 MMcf/d
  - Egypt existing LNG facilities with 2.1 Bcf/d demand capacity, only 25% utilized
  - Cyprus domestic market of 60 - 100 MMcf/d
  - Cyprus LNG plant approx. 500 MMcf/d
  - Turkey up to 1 Bcf/d market upside by 2020
- **Expecting Pricing Above Domestic Average Israel Price**

NBL

Well-positioned for LNG Export Markets

EMED LNG cost competitive to US, West Africa and Trinidad



MMt/y
Global LNG Demand & Supply
550
500
450
400
350
300
250
200
150
100
Oceania*
Others
Sabine Pass T5
Freeport
Cove Point
Cameron
Western Canada
Mozambique
Tangguh T3
Sakhalin II Expansion
Eastern Med
Remaining market opportunity
End 2012 demand
Existing production decline
Ramp-ups of new projects
Under construction
Planned
Planned (less likely)
2022 demand

*Oceania = Australia and PNG

Source: Poten and Partners



Total LNG Cost ($ / MMbtu)
West Australia
East Africa
USEC* (via Suez Canal)
West Africa
USGC* (via Suez Canal)
E. Med. (via Suez Canal)
East Australia
West Canada
USEC (via Panama Canal)
USGC (via Panama Canal)
0
2
4
6
8
10
12
14

* USGC = US Gulf Coast
* USEC = US East Coast

Source: Poten and Partners

- Demand for LNG Projected to Remain Strong Through end of the Decade
- Markets Generally Expected to Yield Higher Netbacks to Eastern Mediterranean
- Favorable Balance of CAPEX and Shipping Costs Position the Basin Competitively for LNG Markets

NBL

Floating LNG

Integration of emerging technology

- **Floating LNG Continues to Mature**
  - Technical challenges are better understood and robust solutions being developed
  - Industry experience with complex FPSOs reduces execution risk
- **Robust Economics Exist**
  - Strong LNG markets with favorable netback prices
  - Relatively small upstream investment
- **Leviathan FLNG**
  - Pre-FEED studies confirmed technical and commercial viability
  - Developed designs for 3.25 MTPA and 4.8 MTPA capacity units
  - FEED tendering and evaluation process progressing with strong market interest
- **Commercial Structure Being Developed**
- **Gas Marketing Commenced**



NBL

Cyprus Development Options

Strategic location supports multiple development scenarios

- **Onshore LNG Facility at Vasilikos with Domestic Supply Component**
  - Requires additional discovered resources
  - Pre-FEED completed as part of overall concepts selection study
  - Individual trains sized at 4 - 7 MTPA for maximum efficiency
  - 4 years from FID to first gas
  - Site has capacity for up to three trains in facility
- **Floating LNG**
  - Discovered resources support 4 MTPA development
  - Target 3 - 4 years from FID to first gas
- **Pipeline to Egypt Onshore LNG Facilities**
  - Provides connection to under-utilized infrastructure
  - 3 - 4 years from FID to first gas completion


TURKEY
To Europe
Vasilikos
ISRAEL
To Asia
EGYPT
TURKEY
Vasilikos
To Europe
ISRAEL
To Asia
EGYPT
Vasilikos
ISRAEL
EGYPT
Domestic Pipeline
Deepwater Host
Potential LNG Plant
Potential Export Route
LNG Cargos
3rd Party LNG Plant

NBL

Eastern Mediterranean

A decade of growth for NBL



NOW
Project
2012
2013
2014
2015
2016
2017
2018
2019
2020
AOT Compression
Tamar SW
Planned Tamar SS Expansion
Leviathan Initial Phase
1,600 MMcf/d FPSO
FLNG
Cyprus LNG
First Gas
Drill & Complete

Gross Production



Bcf/d, gross
5
4
3
2
1
0
2013
2015
2017
2019
2021
2023
Israel Domestic
Israel and Cyprus Export

- **Eastern Mediterranean Gas Sales 10-year CAGR of 21%**
- **Exports Grow Production by >150% by Next Decade**
- **Regional Pipelines May Permit Accelerated Exports**

NBL

Production and Capital Outlook

Reinvesting for long-term growth


Net Production
MMcf/d
600
400
200
0
23% CAGR
2013
2014
2015
2016
2017
2018
Other
Tamar
Tamar SW
Leviathan


Operating Cash Flow and Capital
$ MM
1,200
1,000
800
600
400
200
0
(200)
2014
2015
2016
2017
2018
BT Operating Cash Flow*
Organic Cash Capital*
Free Cash Flow*

* Term defined in appendix

NBL

Eastern Mediterranean Exploration

Multiple plays with significant potential

- **Mesozoic Oil Potential of 3 BBbl**
  - Multiple opportunities in Israel and Cyprus
  - Cretaceous targets in structural and stratigraphic traps
  - Ongoing maturation with 3D reprocessing
  - Strong evidence of a deeper, thermogenic petroleum system
- **Miocene Gas Play in Cyprus**
  - Recently acquired 3D seismic



3D Seismic
Mesozoic Leads
Miocene Leads



Tcfe
Gross Unrisked Mean Resources
160
120
80
40
0
Natural Gas
Crude Oil
Noble Operated Discoveries
Noble Operated Prospects
Noble Operated Prospects
Remaining Levant Basin Potential *



Cyprus Mesozoic Oil Leads & Prospects; 1,496 MMBoe
Israel Mesozoic Oil Leads & Prospects; 1,538 MMBoe

Prospective NBL Oil Resources

* Source: USGS, includes gas, oil, and natural gas liquids

NBL

Woodside Leviathan Status

Realizing additional value

- **Closing Delayed Pending Resolution of Regulatory Issues**
  - Export policy
  - Anti-trust
- **All Parties Engaged in Negotiations**
- **Targeting Structure that Recognizes Increased Optionality in the Region**

NBL

Living Our Purpose

Bettering people's lives where we live and work

- **Growing Local Workforce in Israel and Cyprus**
- **Investing in Projects to Promote Education and Technology**
- **Positive Social and Environmental Impacts in Israel**
  - $145 B in energy savings and government revenue over the life of Tamar
  - Clean natural gas displacing costly imports of coal and liquid fuels
  - Greenhouse gas emissions expected to be reduced by 215 MM metric tons of CO_2 versus fuel oil, equivalent to taking all the cars off of the road in Israel for 16 years





NBL

Eastern Mediterranean

Monetizing resources for domestic and worldwide demand

- **Israel Natural Gas Demand Grows at 17% CAGR 2013 - 2018**
  - Exceeds 1.5 Bcf/d by 2018
- **Leviathan Multiple Development Options Under Consideration**
  - Domestic and regional export project with 800 MMcf/d capacity targeted to commence for 2017
- **Over 19 Tcf Available for Export Markets**
  - Regional opportunities exceed 2 Bcf/d
- **Gross Unrisked Exploration Prospectivity of 3 BBbl of Oil and 4 Tcf Natural Gas**
- **A Decade of Growth Ahead**
  - Net production growing to 0.6 Bcf/d in 2018 and 1.1 Bcf/d in 2023



NBL

Exploration

Mike Putnam
Vice President

Global Exploration Program

Designed to deliver long-term value

- **Track Record of Success in Proven and Frontier Areas**
  - Key discoveries to provide over 25% of 2018 production
  - Recognized as a top explorer
- **Built for Sustained Growth**
  - Strong subsurface organization with accountability for full life cycle
  - Disciplined subsurface excellence process at every phase
- **Robust Prospect Inventory**
  - 2.8 BBoe in net risked resources
  - Testing approximately 30% of resource inventory in the next 24 months
- **Program with the Ability to Deliver New Core Areas**
  - Dedicated new ventures effort building the future



NBL

Track Record of Success

Material driver to resource and production growth

- **Discovered Over 3 BBoe Net Resources Since 2005**
- **Production Impact Nearly 170 MBoe/d by 2018**
  - Over 25% of 2018 total production
- **$16 B BT NPV10 Created from Prior Discoveries**
  - Created core areas in Douala and Levant basins
  - Enhanced GOM and DJ Basin core areas



Cumulative Discovered Resources (BBoe)
Production Impact (MBoe/d)
3.5
3
2.5
2
1.5
1
0.5
0
180
150
120
90
60
30
0
2005
2008
2011
2014
2017

NBL

Track Record of Success

External view – top explorer across key metrics

- **Wood Mackenzie August 2013 Report: Company Benchmarking – Leading Explorers**

NBL Rank Among 33 Top Explorers		NBL Performance
Discovery Costs	1	$0.55/Boe
Overall Success Rates	2	63%
Reserve Replacement Ratio	4	801%
IRR from Exploration	7	18%
Exploration Efficiency Ratio	8	1.81
Value Creation	10	$10 B ATAX

10 year look-back (2003 - 2012)

Built for Sustained Growth

Geoscience organization and people to deliver

- Aggressive Recruiting, Training and Development Programs
- Good Balance of Early and Mature Career Scientists
- Strong Team of Technical Specialists with Experts in all Subsurface Disciplines



Years of Experience
20 Plus
10 to 20
1 to 10
0%
20%
40%
60%
Percent of Workforce



Personnel Allocation
New Ventures
Core Exploration
Technical Specialists
Development Projects

Built for Sustained Growth

Disciplined process across the life cycle of assets

- Leverage Diverse Thinking and Experience
- Open Environment, Freedom to Innovate and Challenge
- Objective Peer Assist and Review
- Quality Decisions at Every Phase
- Constantly Learning from our Performance



Pre-Drill
Post-Drill
NVX
XX
APEX
RESX
DEVX
NEW VENTURE Global Risk and Running Room
EXPLORATION Prospect Risk and Resources
APPRAISAL Uncertainty Reduction
RESERVOIR Characterization and Performance
DEVELOPMENT Decisions and Methodology

NBL

2013 Key Exploration Activities

New discoveries replace 225% of 2013 production


Deepwater GOM
• Discoveries at Troubadour and Dantzler
• Successful Gunflint appraisal
Israel & Cyprus
• Discoveries at Karish and Tamar SW
• Successful Cyprus appraisal and flow test
• 3D seismic acquisition
NE Nevada
• Drilling first pilot wells
Sierra Leone
• 2D seismic acquisition
Nicaragua
• Paraiso unsuccessful
Equatorial Guinea
• Successful Diega appraisal and flow test
Gabon
• Pending block award
Falkland Islands
• 3D seismic acquisition
• Play maturation

NBL

Robust Prospect Inventory

Testing 850 MMBoe net risked resources in the next 24 months

Area	Prospect (Current Working Interest)	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2015 Q3	2015 Q4	Gross Unrisked P75 - P25 Resources (MMBoe)	Geologic Chance of Success	Maturation or Status
DW GOM	Madison (100%)		X							45 - 135	40%	Drill Ready
	Katmai * (100%)			X						20 - 160	30%	Drill Ready
	Hagerman Miocene Only (100%)					X				15 - 45	55%	Medium
	Fandango (70%)						X			25 - 100	40%	Medium
	Silvergate (100%)								X	25 - 115	35%	Medium
E. Med.	Leviathan Mesozoic * (40%)					X				85 - 720	25%	High
	Cyprus Miocene D Sand (70%)				X					155 - 630	20%	Medium
Falkland Is.	Diomedia B-1 * (35%)					X				75 - 730	20%	Medium
Nicaragua	Gordisimo * (70%) **								X	60 - 850	20%	Medium
Nevada	Wilson * (100%)			X						190 - 1,400 ***	55%	Drilling
Cameroon	TBD (67%)				X							Medium
DW GOM	Appraisal Program				X		X					
E. Med.	Cyprus Appraisal (70%)				X							Contingent
DW GOM	3D Seismic	△										
Falkland Is.	3D Seismic	△										
Sierra Leone	3D Seismic			△								
Nicaragua	Isabel 3D Seismic (Pending)		△									
Nevada	Wilson 3D Seismic			△								

Schedule subject to change with ongoing maturation

* *New play*

** *Subject to final government approvals for the assignment of the remaining interest to other parties*

*** *Resource estimate represents entire play opportunity*

NBL

Deepwater Gulf of Mexico – Madison Prospect

Miocene trend – chasing Galapagos sands

- **Mississippi Canyon 479**
  - WI 100%, NRI 83%
  - Seeking partners
- **Well Summary**
  - Water depth: 7,000 ft.
  - Total planned depth: 16,800 ft.
  - Timing: 1H 2014
- **Prospect Characteristics**
  - Anticipate oil
  - Upper and Middle Miocene targets
  - Primary risk: containment
  - Structural and stratigraphic trap against salt



Miocene Reservoir Fairway
Salt
Madison Prospect

Gross Unrisked Resources (MMBoe)

P75	P25	Pg
45	135	40%

Maturation Level – Drill Ready

Deepwater Gulf of Mexico – Katmai Prospect

New play for lower Miocene with running room potential

- **Green Canyon 40**
  - WI 100%, NRI 81%
  - Seeking partners
- **Well Summary**
  - Water depth: 2,100 ft.
  - Total planned depth: 28,000 ft.
  - Timing: 2H 2014
- **Prospect Characteristics**
  - Anticipate oil
  - Lower Miocene
  - Primary risk: closure
  - Subsalt 4-way with up dip 3-way against salt weld



Offset Well with Oil Shows
Katmai Prospect

Gross Unrisked Resources (MMBoe)

P75	P25	Pg
20	160	30%

Maturation Level – Drill Ready

NBL

Eastern Mediterranean – Leviathan Mesozoic Prospect
Play-opening opportunity

- **NBL Operated**
  - WI 40%*, NRI 35%*
- **Well Summary**
  - Water depth: 5,400 ft.
  - Total planned depth: 24,600 ft.
  - Timing: targeting 1H 2015
- **Prospect Characteristics**
  - Anticipate oil
  - Lower Cretaceous sands
  - Primary risk: lateral seal
  - Combination onlap and 4-way closure


Leviathan Deep Prospect
Basement High

Gross Unrisked Resources (MMBbl)

P75	P25	Pg
85	720	25%

Maturation Level - High

*Pre-farmout

NBL

Cyprus Block 12
Miocene D sand onlap gas prospect

- **NBL Operated**
  - WI 70%
- **Well Characteristics**
  - Water depth: 5,700 ft.
  - Total planned depth: 23,000 ft.
  - Timing: late 2014 or early 2015
- **Resource Characteristics**
  - Anticipate natural gas
  - Miocene Tamar / Cyprus A equivalent sands
  - Primary risk: lateral seal
  - Combination onlap and 3-way closure



D Sand Onlap
A
A'
Cyprus A
WNW
ESE

Gross Unrisked Resources (MMBoe)

P75	P25	Pg
155	630	20%

Maturation Level – Medium

NBL

Nicaragua

Integrating well results and assessing next steps

- **Paraiso Results**
  - First deepwater well testing frontier concept
  - Found Tertiary age reservoir
  - No hydrocarbon accumulation
  - Likely failure: containment or source
- **Analyzing Future Potential**
  - Fully evaluate well data and samples
  - Re-assess geologic model for further prospects and leads
  - Decision additional 3D seismic
  - Continue to mature deeper Cretaceous and Jurassic potential
  - 2.8 BBoe gross unrisked resource potential



Nicaragua
Paraiso
3D Seismic
Tertiary Carbonate
Jurassic Carbonate

1.9MM Total Gross Acres

NBL

Falkland Islands

New frontier with multiple play types

- **10 MM Gross Acres Covering Three Sub-basins**
  - 14 BBoe gross unrisked resource potential
  - 2,470 sq. miles 3D seismic acquired to date
- **Multiple Play Types**
  - Slope and basin floor fan plays similar to West African margin
  - Tilted fault block play with proven petroleum system
- **Progressing Towards Drilling**
  - Acquiring 3D seismic in Volunteer Sub-basin
  - Ongoing prospect maturation
  - Securing rig capacity with other operators



Volunteer Sub-Basin
Scotia
Falkland Islands
Toroa
Fitzroy Sub-Basin
Darwin Discovery Borders & Southern
Southern Sub-Basin
3D Seismic
Basin Floor Fan
Slope Fan
Tilted Fault Block



Fan Play Concept



Tilted Fault Block Play Concept
Sea Floor
Base Tertiary
Basement

NBL

Falkland Islands – Diomedia B-1 Prospect
First operated prospect

- **NBL Operated**
  - WI 35%, NRI 32%
- **Well Summary**
  - Water depth: 5,700 ft.
  - Total planned depth: 16,400 ft.
  - Timing: 1H 2015
- **Prospect Characteristics**
  - 100% Oil
  - Cretaceous targets
  - Primary risk: trap
  - Slope fan play type
- **Prospect Maturation with New 3D**



Diomedia B-1
Fitzroy Sub-Basin
3D Seismic
Basin Floor Fan
Slope Fan

Gross Unrisked Resources (MMBoe)

P75	P25	Pg
75	730	20%

Maturation Level - Medium

NBL

U.S. Onshore – N.E. Nevada

Large-scale organic exploration opportunity

- **NBL Operated**
  - WI 100%
  - 350,000 gross acres, 66% fee
- **Play Characteristics**
  - Depth range 6,000 - 12,000 ft.
  - Unconventional tight oil prospect
  - Primary risks: reservoir quality, source rock thickness and extent
  - Tertiary age lacustrine source rocks; similar deposition to Uinta Basin



Wilson Project
Great Basin



Top of oil window
Paleozoic strata
Paleozoic strata
Tertiary resource play



Legend
NBL Acreage Area
3D Surveys
Area Designation
Area 3
Mary's River
Area 2
Humboldt
Currently Drilling
Area 1
Huntington

Gross Unrisked Resources (MMBoe)

P75	P25	Pg
190	1,400	55%

Maturation Level - Drilling

NBL

Onshore U.S. – N.E. Nevada

Wilson project – initial drilling results

- **Encountered 700 Ft. of Target Elko Formation**
  - Focused on lower 400 ft. section dominated by organic-rich mudstones
  - Strong oil shows during drilling
- **Encouraging Observations**
  - Hydrocarbon saturation up to 70%
  - Thermal maturity in peak oil generation window
  - Total Organic Content (TOC) 1 - 24% (Niobrara TOC 2 - 6%)
- **Next Steps**
  - Complete analysis of data from two wells
  - Design completion and conduct production tests in 2014 to determine deliverability
  - Evaluate horizontal vs. vertical approach
  - Continue drilling additional wells in mid 2014

Top Explorer

Core competency in delivering value



- **Proven Track Record of Discovery**
  - Program has significantly enhanced value and production
  - $16 B in BT 10 NPV, 170 MBoe/d by 2018
- **Multi-Year Inventory with Step-Change Potential**
  - Testing 850 MMBoe net risked resources over the next 24 months
- **Organizational Capacity to Deliver New Core Areas**
- **Uniquely Designed for Conventional and Unconventional Success**

NBL

Closing Remarks

Chuck Davidson

Chairman and CEO

NBL

Noble Energy's Vision – Looking Ahead

What is it that we want to make happen? And how?

- **A Company that is Highly Successful in All Ways… Delivering its Purpose**
  - Energizing the World, Bettering People's Lives
- **A Company that Remains True to its Values**
- **A Company that Everyone Wants to Be Associated With**
  - Investors, employees, customers, suppliers, partners, public, governments and communities
- **A Company that Has Not Only Accomplished Amazing Things, but Has an Incredibly Bright Future**
- **A Company that Does Not Accept Limits, Instead Believes in Limitless Possibility**

Noble Energy … Unique by Design

Conference themes

UNIQUE.
BY DESIGN.

Unique Purpose

Unique Strategy

Unique Assets

Unique Execution

Unique Growth

Unique Results

Unique Future

NBL

Noble Energy Over the Next Decade

Continuing to build a uniquely successful and enduring enterprise

- **Production, Reserves and Cash Flow All Expected to Grow at Double-digit Rates**
  - All core areas play material roles in growth
- **The World of Energy Will Continue to Change**
  - We must remain flexible and agile
  - There is a lot that we do not know today
- **NBL's Future Will be Shaped by Our Vision and …**
  - Leadership throughout organization
  - Operational excellence
  - Exploration success
  - Creation and use of technology
  - Business innovation



NBL

Appendix

Price Assumptions

Period	WTI ($/Bbl)	Brent ($/Bbl)	Henry Hub ($/MMbtu)
2013	$90.00	$100.00	$3.50
2014	$95.00	$100.00	$3.75
2015	$90.00	$95.00	$4.25
2016	$90.00	$95.00	$4.50
2017	$90.00	$95.00	$4.75
2018 +	$90 through 2020 then + 2% / yr	$95 through 2020 then + 2% / yr	+ $0.25 / yr through 2023 then + 2% / yr

Defined Terms

Term	Definition
Balance Sheet-adjusted	The comparison of production or cash flow growth to enterprise value growth. The numerator is the result of dividing the year-two underlying metric (production or cash flow) by the respective year-one value. The denominator is the year-two enterprise value divided by year-one enterprise value, both using the year-one stock price to eliminate distortion of changing stock market prices
Debt-adjusted per Share Calculations	Normalizes growth funded through debt by converting the change in debt into an equivalent amount of equity shares using an average stock price. The equivalent shares are netted with total shares outstanding which impacts the per share calculations of reserves, production and cash flow
Cash Flow at Risk (CFAR)	The difference between NBL's base plan Cash Flow from Operations and NBL's Cash Flow from Operations at the 95% worst case scenario based on a simulation of commodity prices using a mean reversion model
Discretionary Cash Flow	Cash Flow from Operations excluding working capital changes plus cash exploration expense
Free Cash Flow	Operating Cash Flow less Organic Cash Capital
Funds from Operations (FFO)	Cash Flow from Operations excluding working capital changes
Liquidity	Cash and unused revolver capacity
Net Risked Resources	Estimated gross resources multiplied by the probability of geologic success and NBL's net revenue interest
Operating Cash Flow	Revenue less lease operating expenses, production taxes, transportation, and income taxes
Organic Cash Capital	Capital less capitalized interest, capital lease payments and acquisitions
Peers – Investment Grade **– Non-Investment Grade**	APA, APC, DVN, EOG, MRO, MUR, PXD, SWN CHK, CLR, COG, NFX, PXP, RRC
Return on Average Capital Employed (ROACE)	Earnings before interest and tax (EBIT) plus asset impairments and unrealized mark to market derivatives divided by average total assets plus impairments less current liabilities
Total Debt	Long-term debt including current maturities, FPSO lease and JV installment payments

NBL

NBL

noble energy

Energizing the World,
Bettering People's Lives®